As filed with the Securities and Exhange
                  Commission on January 29, 2004

                                         File Nos.  33-74230
                                                   811-08294

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                   Pre-Effective Amendment No.
                Post-Effective Amendment No. 16         X

                              and/or

           REGISTRATION STATEMENT UNDER THE INVESTMENT
                       COMPANY ACT OF 1940

                        Amendment No. 17                X

               ALLIANCEBERNSTEIN EXCHANGE RESERVES
        (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas, New York, New York 10105
        (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code:
                          (800) 221-5672

                         MARK R. MANLEY
                 Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                     New York, New York 10105
             (Name and address of agent for service)

                   Copies of communications to:
                       Patricia A. Poglinco
                       Seward & Kissel LLP
                      One Battery Park Plaza
                     New York, New York 10004

It is proposed that this filing will become effective (Check appropriate line)

 X   immediately upon filing pursuant to paragraph (b)
----
     on (date) pursuant to paragraph (b)
----
     60 days after filing pursuant to paragraph (a)(1)
----
     on (date) pursuant to paragraph (a)(1)
----
     75 days after filing pursuant to paragraph (a)(2)
----
     on (date) pursuant to paragraph (a)(2) of rule 485
----

[LOGO]
AllianceBernstein SM
Investment Research and Management



AllianceBernstein Exchange Reserves


Prospectus-February 2, 2004



The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Investment Products Offered
-------------------------------
> Are Not FDIC Insured
> May Lose Value
> Are Not Bank Guaranteed
-------------------------------

TABLE OF CONTENTS
-------------------------------------------------
                                             Page

RISK/RETURN SUMMARY                            3
Performance and Bar Chart Information          4

FEES AND EXPENSES OF THE FUND                  5

SALES CHARGE REDUCTION PROGRAMS                6

PURCHASE AND SALE OF SHARES                    6
General                                        6
How The Fund Values Its Shares                 7
How To Buy Shares                              7
How To Exchange Shares                         9
How To Sell Shares                             9

DISTRIBUTION ARRANGEMENTS                     10

OTHER INFORMATION ABOUT THE FUND'S
OBJECTIVE, STRATEGIES AND RISKS               12
Investment Objective and Strategies           12
Risk Considerations                           13

MANAGEMENT OF THE FUND                        13

DIVIDENDS, DISTRIBUTIONS AND TAXES            14

CONVERSION FEATURE                            15

GENERAL INFORMATION                           15

FINANCIAL HIGHLIGHTS                          16
-------------------------------------------------



AllianceBernstein Exchange Reserves' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

AllianceBernstein Exchange Reserves
-------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

PRINCIPAL INVESTMENT STRATEGY:

The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. dollar-denominated money market securities.

PRINCIPAL RISKS:

The principal risks of investing in the Fund are:

o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have its credit ratings downgraded.

ANOTHER IMPORTANT THING FOR YOU TO NOTE:

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE AND BAR CHART INFORMATION

The table shows the Fund's average annual total returns and the bar chart shows the Fund's annual total returns. The table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

o the Fund's average annual returns for one and five years and the life of the Fund; and

o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance does not necessarily indicate how it will perform in the future.



PERFORMANCE TABLE
-------------------------------------------------------------------------------

                                                Since
                   1 Year        5 Years      Inception*
__________________________________________________________

Class A             .21%          2.76%          3.47%
----------------------------------------------------------
Class B             .04%          2.32%          2.99%
----------------------------------------------------------
Class C             .06%          2.53%          3.22%
----------------------------------------------------------
Advisor Class       .61%          3.26%          3.72%
----------------------------------------------------------


You may obtain the most current seven-day yield information of the Fund by calling 800-221-9513 or your financial intermediary.

* Inception Date for Class A, Class B and Class C shares: 3/25/94, and for Advisor Class shares: 1/30/97.


BAR CHART
-------------------------------------------------------------------------------
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]



  n/a    4.79%     4.12%    4.32%    4.57%    4.27%    5.50%    3.17%    .77%     .21%
---------------------------------------------------------------------------------------
  94       95       96       97       98       99       00       01       02       03
                                                                      Calendar Year End



During the period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ending December 31, 2000) and the lowest return for a quarter was .003% (quarter ending December 31, 2003).

-------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
-------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



SHAREHOLDER FEES (fees paid directly from your investment)

                                                           Class A Shares   Class B Shares   Class C Shares   Advisor Class Shares
                                                           --------------   --------------   --------------   --------------------
Maximum Deferred Sales Charge (Load) (as a percentage of       None (a)        4.00%(a)*        1.00%(a)**           None
original purchase price or redemption proceeds,
whichever is lower)


(a) In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply to Class A shares. CDSCs for Class A, Class B and Class C shares may also be subject to waiver in certain circumstances. See "Sales Charge Reduction Programs" and "Distribution Arrangements" in the Prospectus and "Purchase of Shares" in the Statement of Additional Information or SAI.

* For Class B shares purchased with cash. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year. If purchased by exchange from another AllianceBernstein Mutual Fund, the CDSC is the one charged by that Fund. In addition, Class B shares purchased with cash automatically convert to Class A shares after 8 years. If purchased by exchange, the conversion schedule is the same as the originally purchased AllianceBernstein Mutual Fund shares. Currently, the longest conversion period is 8 years.

**   For Class C shares, the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                                  Operating Expenses
                                    -----------------------------------------------
                                    Class A     Class B    Class C    Advisor Class
                                    -------     -------    -------    -------------
Management Fees                       .25%        .25%       .25%          .25%
Distribution and/or
  Service (12b-1) Fees                .50%       1.00%       .75%          None
Other Expenses                        .28%        .29%       .29%          .30%
                                     ----        ----       ----          ----
Total Fund Operating Expenses(a)     1.03%       1.54%      1.29%          .55%
                                     ====        ====       ====          ====


                                                   Examples
                    ------------------------------------------------------------------------
                    Class A     Class B+    Class B++   Class C+   Class C++   Advisor Class
                    -------     --------    --------    --------   ---------   -------------
After 1st Year      $   105     $   557     $   157     $   231     $   131       $   56
After 3 Years       $   328     $   686     $   486     $   409     $   409       $  176
After 5 Years       $   569     $   839     $   839     $   708     $   708       $  307
After 10 Years      $ 1,259     $ 1,697*    $ 1,697*    $ 1,556     $ 1,556       $  689


(a) Total Fund Operating Expenses do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc. If the voluntary waiver were reflected, the net expenses of the Class A, Class B and Class C shares would have been .95%, 1.24% and 1.18%, respectively. This waiver may be terminated at any time.

+   Assumes redemption at the end of period.

++   Assumes no redemption at end of period.

*   Assumes longest conversion schedule of 8 years.

-------------------------------------------------------------------------------
SALES CHARGE REDUCTION PROGRAMS
-------------------------------------------------------------------------------

AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs are contained in the Fund's SAI or on our website at www.Alliancecapital.com.

o   Breakpoints

The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

o   Breakpoints Offered by the AllianceBernstein Mutual Funds

The AllianceBernstein Mutual Funds offer the following breakpoint privileges:

Quantity Discounts--Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

   - Less than $100,000                    4.25%
   - $100,000 but less than $250,000       3.25%
   - $250,000 but less than $500,000       2.25%
   - $500,000 but less than $1 million     1.75%
   - $1 million and above                  0.00*

* Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.

Rights of Accumulation--Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.

Combined Purchase Privileges--Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it is important to let your broker(s) know about all your accounts that may be combined for these privileges.

Letter of Intent--Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments, the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.

o   Other Sales Charge Waivers

The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the SAI. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable contingent deferred sales charges, which are described in the SAI.

For more information, please refer to the SAI, call your financial advisor or visit our website at www.Alliancecapital.com.


-------------------------------------------------------------------------------
PURCHASE AND SALE OF SHARES
-------------------------------------------------------------------------------

GENERAL

You may purchase the Fund's shares for cash and subsequently exchange them for shares of the same class of other AllianceBernstein Mutual Funds. Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect. Exchanges also may be made at other times of an investor's choosing. The Fund's shares should be purchased for cash only as a temporary investment pending exchange into another AllianceBernstein Mutual Fund and should not be held as a long-term investment. You also may purchase the Fund's shares through exchange if you hold shares of other AllianceBernstein Mutual Funds.

HOW THE FUND VALUES ITS SHARES

The Fund's net asset value, or NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at the next close of regular trading on the New York Stock Exchange (Exchange) (ordinarily, 4:00 p.m. Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Sales of Fund shares may be subject to a CDSC. See "Distribution Arrangements" for details.

HOW TO BUY SHARES

o   Class A, Class B and Class C Shares

You may purchase the Fund's Class A, B, or C shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, AllianceBernstein Investment Research and Management, Inc., or ABIRM, only if you have a financial intermediary of record.

    Minimum investment amounts are:

        o Initial                           $1,000
        o Subsequent                        $   50
        o Automatic Investment Program      $   25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application. Call 800-221-5672 to arrange a transfer from your bank account.

Class A shares are available at NAV to all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"). Class A shares are available at NAV to group retirement plans with plan assets of $1 million or more.

Class B shares are generally not available to group retirement plans, except for plans described in the SAI under "Purchase of Shares". Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan level assets of less than $1 million.

o   Advisor Class Shares

You may purchase Advisor Class shares through your financial representative at NAV. Advisor Class shares are not subject to any initial or contingent sales charges or distribution fees. Advisor Class shares may be purchased and held solely:

o through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABIRM;

o through a self-directed defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10 million in assets and that are purchased directly by the plan, without the involvement of a financial intermediary; and

o by investment advisory clients of, and certain other persons associated with, Alliance and its affiliates or the Fund.

Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares to be approved by ABIRM for investment in Advisor Class shares. The SAI has more detailed information about who may purchase and hold Advisor Class shares.

o   General

The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Subscription Application.

Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc., or AGIS, each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the Internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading Generally. While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.

Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds. Exchanges of Class A shares are made at the next determined NAV less the amount of any applicable initial sales charge, which is described in the prospectus for the other AllianceBernstein Mutual Fund. Exchanges of Class B, C and Advisor Class shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by AGIS by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice. Also see "How to Buy Shares."

Your exchange of Class A shares may be eligible for a reduced sales charge under certain circumstances. Under the AllianceBernstein Mutual Funds' Right of Accumulation, exchanges of Class A shares made under the AllianceBernstein Dollar Cost Averaging Program or otherwise have an initial sales charge based on your total AllianceBernstein Mutual Fund holdings, including your Fund shares. Consult with your financial representative or ABIRM to find out if you are eligible for a reduced sales charge.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial representative.

o   Selling Shares Through Your Financial Representative

Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o   Selling Shares Directly to the Fund

By Mail:

- Send a signed letter of instruction or stock power, along with certificates, to:

                  Alliance Global Investor Services
                          P.O. Box 786003
                     San Antonio, TX 78278-6003

-  For certified or overnight deliveries, send to:

                  Alliance Global Investor Services
                       8000 IH 10 W, 4th Floor
                        San Antonio, TX 78230

- For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.

By Telephone:

- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

- A telephone redemption request must be received by AGISby 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

- Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


-------------------------------------------------------------------------------
DISTRIBUTION ARRANGEMENTS
-------------------------------------------------------------------------------

Share Classes. The Fund offers four classes of shares, to the extent described below, through this Prospectus. Special distribution arrangements are available for certain group retirement plans. These arrangements are described below under "Special Distribution Arrangements for Group Retirement Plans and Employee Benefit Plans." In addition, the SAI contains more information relating to waivers of sales charges and CDSCs.

Class A Shares--Initial Sales Charge Alternative

Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AllianceBernstein Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will be subject to sales charge upon exchange of your Class A shares for the Class A shares of other AllianceBernstein Mutual Funds with sales charges. All or a portion of the sale charges that you pay may be paid to your financial intermediary.

You may also purchase Class A shares without a sales charge by exchange from Class A shares of another AllianceBernstein Mutual Fund.

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a 1% CDSC if you redeem your shares within 1 year. The 1% CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AllianceBernstein Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's Class A shares.

There is no maximum investment limit on cash purchases of Class A shares.

Class B Shares--Deferred Sales Charge Alternative

Class B shares are available only for exchanges from Class B shares of other AllianceBernstein Mutual Funds. The sale of Class B shares of the Fund other than through exchanges continues to be suspended. Additional contributions are permitted from existing Alliance prototype IRAs and qualified plans, and other corporate retirement plans.

Class B shares offer investors the choice of investing pending an investment by exchange into Class B shares of another AllianceBernstein Mutual Fund. Once such exchanges are again permitted (please see above), you can purchase Class B shares for cash at NAV without an initial sales charge. Your investment will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

       Years Since Purchase     CDSC
       --------------------    ------
              First             4.0%
              Second            3.0%
              Third             2.0%
              Fourth            1.0%
              Fifth             None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you exchange your Class B shares for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase. If you purchase the Fund's Class B shares by exchange from another AllianceBernstein Mutual Fund, your shares will convert to Class A shares 8 years after the date of the original purchase, not the date of exchange for the Fund's Class B shares.

The maximum cash purchase, when permitted as described above, of Class B shares is $250,000.

Class C Shares--Asset-Based Sales Charge Alternative

Class C shares offer investors the choice of investing in a money market fund pending an investment by exchange into Class C shares of another AllianceBernstein Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. Your investment will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's
Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

The maximum cash purchase of Class C shares is $1,000,000.

Advisor Class Shares--Fee Based Program Alternative

You may purchase Advisor Class shares through your financial representative. Advisor Class shares are not subject to any initial or contingent sales charges or distribution fees. However, when you purchase Advisor Class shares through your financial representative, your financial representative may charge a fee.

GENERAL

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                           Distribution and/or Service (Rule 12b-1) Fees
                                  (As A Percentage Of Aggregate
                                     Average Daily Net Assets)
                         -------------------------------------------------
        Class A Shares                          .50%
        Class B Shares                         1.00%
        Class C Shares                          .75%
        Advisor Class                           None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. All or a portion of these fees may be paid to your financial intermediary. Advisor Class shares do not charge any distribution fees and therefore they have a lower expense ratio than Class A, Class B and Class C shares and pay a correspondingly higher dividend.

Choosing a Class of Shares (other than Group Retirement Plans). The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment and whether you intend to subsequently exchange your shares for shares of another AllianceBernstein Mutual Fund. If you are making a large cash purchase, thus qualifying for a reduced sales charge on a subsequent exchange, you might consider purchasing Class A shares. If you are making a smaller cash purchase, you might consider purchasing Class B shares because no subsequent sales charge will be assessed on subsequent exchanges of those shares. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Advisor Class shares may only be held through a fee-based program account, through employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. The financial intermediaries or your fee-based program also may impose requirements with respect to the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts.

Financial intermediaries, including your financial intermediary, receive a variety of payments from the Fund, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Fund for costs incurred in conducting training and educational meetings about the Fund for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Fund for costs incurred in hosting client seminars where the Fund is discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to the Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Fund for providing related sub-transfer agency and other services. Such expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund - Annual Fund Operating Expenses."

Although the Fund may use brokers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

SPECIAL DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS AND EMPLOYEE BENEFIT PLANS
The Fund offers special distribution arrangements for group retirement plans and employee benefit plans, including employer-sponsored tax-qualified 401(k) plans, and other defined contribution plans (the "Plans"). However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for the Plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. The Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through the Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through the Plans from those described in this Prospectus. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in this Prospectus and the SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

CLASS A
Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 employees. In such cases, Class A shares are subject to a 1%, 1-year CDSC on redemptions if the plan terminates the Fund as an investment option within one year. Class A shares are also available at NAV to certain group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also applies; however, the CDSC may be waived under certain circumstances as set forth under "Purchase of Shares" in the SAI.

CLASS C
Class C shares are available to group retirement plans with plan level assets of less than $1 million.


-------------------------------------------------------------------------------
OTHER INFORMATION ABOUT THE FUND'S OBJECTIVE, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the investment objective and principal strategies and risks of the Fund.

Please note:

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's SAI.

o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.


o There can be no assurance that the Fund will achieve its investment objective.

o Except as noted, the Fund's investment strategies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund's investment objective, which is fundamental, is maximum current income to the extent consistent with safety of principal and liquidity. As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under that Rule, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Fund may invest in:

o marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

o   adjustable rate obligations;

o   asset-backed securities;

o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

o   repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Fund limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

As a matter of fundamental policy, the Fund may not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

RISK CONSIDERATIONS

The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Fund invests in highly-rated securities to minimize credit risk.

Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

The Fund's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Fund's investments.

The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.


-------------------------------------------------------------------------------
MANAGEMENT OF THE FUND
-------------------------------------------------------------------------------


The Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion (of which approximately $156 billion represented assets of investment companies). As of September 30, 2003, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate investment portfolios, currently have approximately 7.2 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid Alliance .25% of average daily net assets during the fiscal year ended September 30, 2003.

The SAI has more detailed information about Alliance and other Fund service providers.

Legal Proceedings. As has been previously reported in the press, the Staff of the Securities and Exchange Commission (the "Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, Alliance confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:

(i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; however, it is not expected that the Fund will have its fee reduced; and

(iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.

In addition, the Independent Trustees of the Fund (the "Independent
Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.

Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.


-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.


-------------------------------------------------------------------------------
CONVERSION FEATURE
-------------------------------------------------------------------------------

As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, Alliance and its affiliates or the Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan or (ii) is otherwise no longer eligible to purchase Advisor Class shares ("Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically, without notice, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee, or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


-------------------------------------------------------------------------------
GENERAL INFORMATION
-------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.


Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming investment of all dividends and distributions). The information has been audited by PricewaterhouseCoopers LLP, the Fund's independent auditors. The report of PricewaterhouseCoopers LLP, along with the Fund's financial statements, appears in the Fund's Annual Report, which is available upon request.



                                                           Less: Dividends
                                            Income From Investment Operations       and Distributions
                                           -----------------------------------  --------------------------
                                                           Net           Net                 Distributions
                                   Net                   Realized     Increase   Dividends      from Net                    Net
                                  Asset                    Gain          in        from         Realized       Total       Asset
                                  Value,      Net       (Loss) on     Net Asset     Net         Gain on      Dividends     Value,
                                Beginning  Investment   Investment    Value from Investment    Investment       and        End of
Fiscal Year                     of Period   Income    Transactions(a) Operations   Income     Transactions  Distributions  Period
-----------                     ---------  ---------  -------------  ---------  -----------  ------------  -------------  -------
Class A
Year ended September 30, 2003      $1.00      .0040 (b)      -0-        .0040      (.0040)        -0-          (.0040)      $1.00
Year ended September 30, 2002      $1.00      .0100          -0-        .0100      (.0100)        -0- (a)      (.0100)      $1.00
Year ended September 30, 2001      $1.00      .0414          -0-        .0414      (.0414)        -0-          (.0414)      $1.00
Year ended September 30, 2000      $1.00      .0511          -0-        .0511      (.0511)        -0-          (.0511)      $1.00
Year ended September 30, 1999      $1.00      .0408          -0-        .0408      (.0408)        -0-          (.0408)      $1.00

Class B
Year ended September 30, 2003      $1.00      .0011 (b)      -0-        .0011      (.0011)        -0-          (.0011)      $1.00
Year ended September 30, 2002      $1.00      .0051          -0-        .0051      (.0051)        -0- (a)      (.0051)      $1.00
Year ended September 30, 2001      $1.00      .0364          -0-        .0364      (.0364)        -0-          (.0364)      $1.00
Year ended September 30, 2000      $1.00      .0461          -0-        .0461      (.0461)        -0-          (.0461)      $1.00
Year ended September 30, 1999      $1.00      .0357          -0-        .0357      (.0357)        -0-          (.0357)      $1.00

Class C
Year ended September 30, 2003      $1.00      .0017 (b)      -0-        .0017      (.0017)        -0-          (.0017)      $1.00
Year ended September 30, 2002      $1.00      .0075          -0-        .0075      (.0075)        -0- (a)      (.0075)      $1.00
Year ended September 30, 2001      $1.00      .0389          -0-        .0389      (.0389)        -0-          (.0389)      $1.00
Year ended September 30, 2000      $1.00      .0486          -0-        .0486      (.0486)        -0-          (.0486)      $1.00
Year ended September 30, 1999      $1.00      .0383          -0-        .0383      (.0383)        -0-          (.0383)      $1.00

Advisor Class
Year ended September 30, 2003      $1.00      .0076          -0-        .0076      (.0076)        -0-          (.0076)      $1.00
Year ended September 30, 2002      $1.00      .0150          -0-        .0150      (.0150)        -0- (a)      (.0150)      $1.00
Year ended September 30, 2001      $1.00      .0464          -0-        .0464      (.0464)        -0-          (.0464)      $1.00
Year ended September 30, 2000      $1.00      .0561          -0-        .0561      (.0561)        -0-          (.0561)      $1.00
Year ended September 30, 1999      $1.00      .0458          -0-        .0458      (.0458)        -0-          (.0458)      $1.00


                                            Total Return                         Ratios/Supplemental Data
                                           --------------   -----------------------------------------------------------------
                                                                                     Ratio to Average Net Assets of:
                                                                             ------------------------------------------------
                                         Total Investment     Net Assets,
                                            Return Based        End of          Expenses,        Expenses,         Net
                                               on Net           Period      Net of Waivers/   Before Waivers/   Investment
Fiscal Year                                Asset Value(c)   (in millions)    Reimbursements   Reimbursements      Income
-----------                                --------------   --------------   --------------   --------------   --------------
Class A
Year ended September 30, 2003                    .37%            $362              .95%            1.03%           .40% (b)
Year ended September 30, 2002                   1.01%            $786              .97%             .97%           .99%
Year ended September 30, 2001                   4.23%            $664              .96%             .96%          4.09%
Year ended September 30, 2000                   5.24%            $680              .99%             .99%          5.14%
Year ended September 30, 1999                   4.16%            $290              .99%             .99%          4.06%

Class B
Year ended September 30, 2003                    .10%            $293             1.24%            1.54%           .11% (b)
Year ended September 30, 2002                    .51%            $432             1.48%            1.48%           .51%
Year ended September 30, 2001                   3.71%            $386             1.47%            1.47%          3.43%
Year ended September 30, 2000                   4.72%            $169             1.50%            1.50%          4.54%
Year ended September 30, 1999                   3.64%            $267             1.50%            1.50%          3.57%

Class C
Year ended September 30, 2003                    .15%            $ 68             1.18%            1.29%           .17% (b)
Year ended September 30, 2002                    .76%            $108             1.22%            1.22%           .77%
Year ended September 30, 2001                   3.97%            $113             1.22%            1.22%          3.85%
Year ended September 30, 2000                   4.98%            $129             1.24%            1.24%          4.85%
Year ended September 30, 1999                   3.90%            $128             1.24%            1.24%          3.86%

Advisor Class
Year ended September 30, 2003                    .78%            $280              .55%             .55%           .76%
Year ended September 30, 2002                   1.51%            $234              .48%             .48%          1.39%
Year ended September 30, 2001                   4.75%            $ 70              .47%             .47%          3.76%
Year ended September 30, 2000                   5.77%            $  2              .47%             .47%          5.53%
Year ended September 30, 1999                   4.68%            $ 12              .49%             .49%          4.57%


(a)   Amount is less than $0.0001.

(b)   Net of fees waived and expenses reimbursed.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

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


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


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


For more information about the Fund, the following documents are available upon request:

o   Annual/Semi-Annual Reports To Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

o   Statement Of Additional Information (SAI)


The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquires concerning the Fund, by contacting your broker or other intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Global Investor Services
            P.O. Box 786003
            San Antonio, TX 78278-6003


By Phone:   For Information:   800-221-5672
            For Literature:    800-227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission:

o Call the Commission at 202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


You may also find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.



-------------------------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources:(1)information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-------------------------------------------------------------------------------

SEC File No. 811-08294


AFDPRO0204

               AllianceBernstein Exchange Reserves

                          Class D Shares
                            Prospectus

                         February 2, 2004

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

       AllianceBernstein Investment Research and Management, Inc.
                                                       [LOGO](sm)

Investment Products Offered Are

     o    Not FDIC Insured
     o    May Lose Value
     o    Not Bank Guaranteed

                        TABLE OF CONTENTS
                        -----------------

                                                             Page
                                                             ----

RISK/RETURN SUMMARY

     Performance and Bar Chart Information

FEES AND EXPENSES OF THE FUND

SALES CHARGE REDUCTION PROGRAMS


PURCHASE AND SALE OF SHARES


     General
     How The Fund Values Its Shares
     How To Buy Shares
     How To Exchange Shares
     How To Sell Shares


DISTRIBUTION ARRANGEMENTS

OTHER INFORMATION ABOUT THE FUND'S OBJECTIVE,
STRATEGIES AND RISKS

     Investment Objective and Strategies
     Risk Considerations

MANAGEMENT OF THE FUND


DIVIDENDS, DISTRIBUTIONS AND TAXES


GENERAL INFORMATION

AllianceBernstein Exchange Reserves' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

-----------------------------------------------------------------

                       RISK/RETURN SUMMARY

-----------------------------------------------------------------

The following is a summary of certain key information about the Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

Objective:

The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

Principal Investment Strategy:

The Fund is a "money market fund" that seeks to maintain a stable net asset value of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. dollar-denominated money market securities.

Principal Risks:

The principal risks of investing in the Fund are:

     o Interest Rate Risk. This is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in debt securities.

     o Credit Risk. This is the risk that the issuer or guarantor of a debt security will be unable or unwilling to make timely interest or principal payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk includes the possibility that any of the Fund's investments will have it credit ratings downgraded.

Another Important Thing For You To Note:

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Performance and Bar Chart Information
-------------------------------------

This information is for the Fund's Class A shares, which, although not offered in this Prospectus, have returns that are substantially similar to the Fund's Class D shares because the classes invest in the same portfolio of securities. The returns of the classes differ only to the extent that the classes do not have the same expenses. For Class A shares, the table and the bar chart provide an indication of the historical risk of an investment in the Fund by showing:

     o the Fund's average annual returns for one and five years and the life of the Fund; and

     o changes in the Fund's performance from year to year over the life of the Fund.

The Fund's past performance does not necessarily indicate how it will perform in the future.

Performance Table

                 1 Year            5 Years       Since Inception*
                 ------            -------       ----------------
Class A           .21%              2.76%              3.47%

--------
*    Inception date: 3/25/94

You may obtain the most current seven-day yield information of the Fund by calling 800-221-9513 or your financial intermediary.

Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

n/a  4.79%  4.12%  4.32%  4.57%  4.27%  5.50%  3.17%  .77%  .21%
-----------------------------------------------------------------
94     95     96     97     98     99     00     01    02    03
                                              Calendar Year End


During the period shown in the bar chart, the highest return for a quarter was 1.42% (quarter ending December 31, 2000) and the lowest return for a quarter was .003% (quarter ending December
31, 2003).

-----------------------------------------------------------------

                  FEES AND EXPENSES OF THE FUND

-----------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                         Class D*
                                                         --------
Maximum Deferred Sales Charge (Load) (as a percentage
of original purchase price or redemption proceeds,
whichever is lower)                                        None

--------

* Class D shares are available only through exchange from certain Class B shares of AllianceBernstein Mutual Funds and will be subject to the contingent deferred sales charge or CDSC and any applicable Conversion Schedule originally applicable to those Class B shares. While a shareholder holds Class D shares, the shares do not age for purposes of the calculation of any CDSC or Conversion Schedule of Class B shares. See the "Purchase and Sale of Shares" and "Distribution Arrangements" sections of the Prospectus.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from
Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                                          Operating Expenses
                                     ----------------------------
                                                Class D
                                                -------

Management Fees*                                 0.25%
Distribution and/or Service (12b-1)              None
Fees
Other Expenses*                                  0.28%
                                                 -----
Total Fund Operating Expenses*                   0.53%
                                                 =====

--------
*    Based on estimated expenses.

                                               Examples
                                     ----------------------------

After 1st Year                                   $54
After 3 Years                                    $170
After 5 Years                                    $296
After 10 Years                                   $665

-----------------------------------------------------------------

                 SALES CHARGE REDUCTION PROGRAMS

-----------------------------------------------------------------


AllianceBernstein Mutual Funds offer several ways for investors to reduce or eliminate sales charges. A brief summary of some of these Sales Charge Reduction, or "breakpoint", programs is outlined below. More details about these programs are contained in the Fund's Statement of Additional Information (SAI) or on our website at www.Alliancecapital.com.


o    Breakpoints


     The AllianceBernstein Mutual Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.


o    Breakpoints Offered by the AllianceBernstein Mutual Funds


     The AllianceBernstein Mutual Funds offer the following breakpoint privileges:


     Quantity Discounts - Under this type of breakpoint, larger investments in Class A shares are charged lower sales charges. For very large investments, the entire sales charge may be waived. A shareholder investing more than $100,000 in Class A shares of an AllianceBernstein Mutual Fund is eligible for a reduced sales charge. Front-end sales charges are eliminated completely for purchases over $1 million, although a 1%, 1-year CDSC may apply.


     The sales charge schedule of Class A share Quantity
     Discounts is as follows:


          Less than $100,000                          4.25%
          $100,000 but less than $250,000             3.25%
          $250,000 but less than $500,000             2.25%
          $500,000 but less than $1 million           1.75%
          $1 million and above                        0.00%*


     * Class A shares redeemed within one year are subject to a CDSC equal to 1% of the lesser of the initial cost of the shares being redeemed or their net asset value at the time of redemption. No sales charge is assessed on increases in net asset value above the initial purchase price.


     Rights of Accumulation - Shareholders can combine the value of a new investment in a fund with the value of existing investments in the fund to determine if the new investment is eligible for a Quantity Discount. The AllianceBernstein Mutual Funds use the current net asset value of your existing investments when combining them with your new investment. Shareholders may also aggregate the value of all of their investments in all of their AllianceBernstein Mutual Funds for purposes of Rights of Accumulation.


     Combined Purchase Privileges - Shareholders may include the value of accounts held by their spouse and children under the age of 21 for purposes of reaching Quantity Discounts or Rights of Accumulation. These privileges apply even if your related accounts are opened using different brokers or brokerage firms, so it is important to let your broker(s) know about all your accounts that may be combined for these privileges.


     Letter of Intent - Some investors may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would be sufficient for a Quantity Discount. For these situations, the AllianceBernstein Mutual Funds offer a Letter of Intent. With a Letter of Intent, the investor expresses his/her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor's periodic investments, the Quantity Discount that would apply to the total amount stated in the Letter of Intent. However, if an investor fails to invest the total amount stated in the Letter of Intent, the Fund can retroactively collect the sales charges (by redeeming shares in the investor's account at their current net asset value) that should have applied given the amount that the investor actually did invest.


o    Other Sales Charge Waivers


     The AllianceBernstein Mutual Funds offer other ways for qualifying shareholders to obtain reduced sales charges. More details about these sales charge reduction programs are contained in the SAI. These programs apply to certain types of investors, like certain retirement plans. Other programs include a dividend reinvestment program, exchange privilege program and the reinstatement privilege. The AllianceBernstein Mutual Funds also offer certain opportunities to waive otherwise applicable CDSCs, which are described in the SAI.


For more information, please refer to the SAI, call your financial advisor or visit our website at www.Alliancecapital.com.


-----------------------------------------------------------------

                   PURCHASE AND SALE OF SHARES

-----------------------------------------------------------------


General
-------


You may not purchase Class D shares directly from the Fund. Class D shares are available through exchange of Class B shares of AllianceBernstein Mutual Funds by shareholders whose accounts are disclosed on the books and records of Alliance Investment Research and Management, Inc. or ABIRM, the Fund's principal underwriter. Class B shares of AllianceBernstein Mutual Funds that are held in omnibus accounts at a broker-dealer or other financial intermediary are eligible to exchange into Class D shares of the Fund only in situations where it has been determined that operational capability exists. While Class D shares are held in the Fund, the shares will not age for purposes of calculating the CDSC or the Conversion Schedule of Class B shares.


How The Fund Values Its Shares
------------------------------


The Fund's net asset value, or NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this value is not guaranteed. The NAV is calculated at the next close of regular trading on the New York Stock Exchange (Exchange) (ordinarily, 4:00 p.m. Eastern time), only on days when the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.


Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Sales of Fund shares may be subject to a CDSC.
See "Distribution Arrangements" for details.


How To Buy Shares
-----------------


You may purchase Class D shares through exchange if you hold
Class B shares of other AllianceBernstein Mutual Funds.


The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish the account. Required information includes name, date of birth, permanent residential address and social security/taxpayer identification number. The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action as it deems appropriate which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.


The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your Subscription Application.


Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, Alliance, ABIRM and Alliance Global Investor Services, Inc., or AGIS, each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures, AllianceBernstein Mutual Funds, ABIRM and AGIS may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.


o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.


Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.


Risks Associated with Excessive or Short Duration Trading
Generally.


While the AllianceBernstein Mutual Funds, ABIRM and AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of fund shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.


In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.


The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.


Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.


How To Exchange Shares
----------------------


You may exchange your Class D shares for Class B shares of any of the AllianceBernstein Mutual Funds eligible for the exchange privilege. Exchanges of Class D shares are made at the next determined NAV, without sales or service charges. You may request an exchange by mail or telephone. A telephone exchange request must be received by Alliance Global Investor Services, Inc.
(AGIS) by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may modify, restrict, or terminate the exchange service on 60 days' written notice. Also see "How to Buy Shares."


How To Sell Shares
------------------


You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased shares of an AllianceBernstein Mutual Fund by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).


     o    Selling Shares Through Your Financial Representative


Your financial representative must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV. Your financial representative is responsible for submitting all necessary documentation to the Fund and may charge you for this service.


     o    Selling Shares Directly to the Fund


     By Mail:


     o Send a signed letter of instruction or stock power, along with certificates, to:


                Alliance Global Investor Services
                         P.O. Box 786003
                    San Antonio, TX 78278-6003


     o    For certified or overnight deliveries, send to:


                Alliance Global Investor Services
                     8000 IH 10 W, 4th Floor
                      San Antonio, TX 78230


     o For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AGIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AGIS.


     By Telephone:


     o You may redeem your shares for which no stock certificates have been issued by telephone request.
          Call AGIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.


     o A telephone redemption request must be received by AGIS by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.


     o If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.


     o Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.


     o Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.


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                    DISTRIBUTION ARRANGEMENTS

-----------------------------------------------------------------


The Fund offers Class D shares through this prospectus. Class D shares offer investors the choice of investing in a money market fund without a sales charge by exchange from the Class B shares of another AllianceBernstein Mutual Fund. Your investment is not subject to a CDSC unless you redeem shares. The CDSC applicable upon redemption is based on the CDSC Schedule of the Class B shares of the other AllianceBernstein Mutual Fund used to purchase the Class D shares by exchange and begins with the date of your original purchase, not the date of exchange. However, the time period during which Class D shares are held does not contribute to the aging of shares for the purpose of calculating the CDSC. The applicable CDSC upon redemption of Class D shares, therefore, is the CDSC on Class B shares you would have paid at the time of the exchange of your Class B shares into Class D shares had you redeemed your Class B shares at that time.


The Fund's Class D shares do not have a distribution fee or service fee and do not convert to any other class of the Fund.


Financial intermediaries, including your financial intermediary, receive a variety of payments from the Fund, Alliance and ABIRM. ABIRM may, from time to time, pay additional cash or other incentives to financial intermediaries in connection with the sale of shares of the Fund and may also defray certain expenses of intermediaries incurred in connection with seminars and other educational efforts subject to ABIRM's policies and procedures governing payments for such seminars. Such cash or other incentives may include sharing expenses with financial intermediaries that distribute the Fund for costs incurred in conducting training and educational meetings about the Fund for the employees of financial intermediaries. In addition, ABIRM may share expenses with financial intermediaries that distribute the Fund for costs incurred in hosting client seminars where the Fund is discussed.

Alliance may also make cash payments from time to time from its own resources to financial intermediaries in connection with the sale of shares of the Fund. Such payments, which are sometimes referred to as revenue sharing, may be associated with the status of the Fund on a financial intermediary's preferred list of funds or otherwise associated with the financial intermediary's marketing and other support activities, such as client education meetings relating to the Fund.

In addition, financial intermediaries may have omnibus accounts and similar arrangements with the AllianceBernstein Mutual Funds and may be paid by the Fund for providing related sub-transfer agency and other services. Such expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Fund
- Annual Fund Operating Expenses."

Although the Fund may use brokers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers to effect portfolio transactions.

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          OTHER INFORMATION ABOUT THE FUND'S OBJECTIVE,
                       STRATEGIES AND RISKS

-----------------------------------------------------------------

This section of the prospectus provides a more complete description of the investment objective and principal strategies and risks of the Fund.

Please note:

     o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the SAI.

     o There can be no assurance that the Fund will achieve its investment objective.

     o Commencing in the first quarter of 2004, Alliance intends to begin publishing full portfolio holdings for most AllianceBernstein Mutual Funds monthly on www.alliancebernstein.com.

     o Except as noted, the Fund's investment strategies are not fundamental and thus can be changed without a shareholder vote.

Investment Objective and Strategies
-----------------------------------

The Fund's investment objective, which is fundamental, is maximum current income to the extent consistent with safety of principal and liquidity. As a money market fund, the Fund must meet the requirements of the Securities and Exchange Commission Rule 2a-7. The Rule imposes strict requirements on the investment quality, maturity, and diversification of the Fund's investments. Under that Rule, the Fund's investments must have a remaining maturity of no more than 397 days and its investments must maintain an average weighted maturity that does not exceed 90 days.

The Fund may invest in:

     o    marketable obligations issued or guaranteed by the U.S.
          Government, its agencies or instrumentalities;

     o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

     o high-quality commercial paper (or, if not rated, commercial paper determined by Alliance to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

     o    adjustable rate obligations;

     o    asset-backed securities;

     o restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

     o    repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks. To the extent the Fund makes such investments, consideration will be given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations, and the lack of uniform accounting and financial reporting standards.

The Fund limits its investment in illiquid securities to 10% of its net assets. Illiquid securities include restricted securities, except restricted securities determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

As a matter of fundamental policy, the Fund may not invest 25% or more of its assets in securities of issuers whose principal business activities are in the same industry. This limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or to bank obligations, including certificates of deposit, bankers' acceptances and interest bearing savings deposits, issued by U.S. banks (including their foreign branches) and U.S. branches of foreign banks subject to the same regulation as U.S. banks.

Risk Considerations
-------------------

The Fund's principal risks are interest rate risk and credit risk. Because the Fund invests in short-term securities, a decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. Because the Fund invests in securities with short maturities and seeks to maintain a stable net asset value of $1.00 per share, it is possible, though unlikely, that an increase in interest rates would change the value of your investment.

Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments).
The Fund invests in highly-rated securities to minimize credit risk.

Investments in illiquid securities may be subject to liquidity risk, which is the risk that, under certain circumstances, particular investments may be difficult to sell at an advantageous price. Illiquid restricted securities also are subject to the risk that the Fund may be unable to sell the security due to legal or contractual restrictions on resale.

The Fund's investments in U.S. dollar-denominated obligations (or credit and liquidity enhancements) of foreign banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and commercial paper of foreign companies may be subject to foreign risk. Foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases, significantly from U.S. standards. Foreign risk includes nationalization, expropriation or confiscatory taxation, political changes or diplomatic developments that could adversely affect the Fund's investments.

The Fund also is subject to management risk because it is an actively managed portfolio. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

The Fund's adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, NY 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of September 30, 2003 totaling approximately $438 billion (of which approximately $156 billion represented assets of investment companies). As of September 30, 2003 Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 43 of the nation's FORTUNE 100 companies), for public employee retirement funds in 43 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by Alliance, comprising 128 separate investment portfolios, currently have approximately
7.2 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund will pay Alliance an advisory fee at an annual rate of ..25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets, ..21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion.

The SAI has more detailed information about Alliance and other
Fund service providers.


Legal Proceedings. As has been previously reported in the press, the Staff of the Securities and Exchange Commission ("Commission") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that Alliance provide information to them. Alliance has been cooperating and will continue to cooperate with all of these authorities.


On December 18, 2003, Alliance confirmed that it had reached terms with the Securities and Exchange Commission (the "Commission") and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Order"). The agreement with the NYAG is subject to final, definitive documentation. Among the key provisions of these agreements are the following:


     (i) Alliance agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Order. According to the Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;


     (ii) Alliance agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years. The determination of which funds will have their fees reduced and to what degree is subject to the terms of the definitive agreement with the NYAG; however, it is not expected that the Fund will have its fee reduced; and


    (iii) Alliance agreed to implement changes to its governance and compliance procedures. Additionally, the Order contemplates that Alliance's registered investment company clients, including the Fund, will introduce governance and compliance changes.


The special committee of Alliance's Board of Directors, comprised of the members of Alliance's Audit Committee and the other independent member of the Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the Commission's and the NYAG's investigations.


In addition, the Independent Trustees of the Fund (the "Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.


On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against Alliance; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with Alliance. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts.


Since October 2, 2003, approximately 40 additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against Alliance and certain other defendants, some of which name the Fund as defendant. All of these lawsuits seek an unspecified amount of damages.


As a result of the matters described above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

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                DIVIDENDS, DISTRIBUTIONS AND TAXES

-----------------------------------------------------------------

The Fund's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any long-term capital gains distributions may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all of its distributions for the year.

Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AGIS by telephone, in which event you should issue written instructions to AGIS. AGIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AGIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AGIS offers a variety of shareholder services. For more information about these services or your account, call AGIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.


Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call AGIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

For more information about the Fund, the following documents are available upon request:

     o    Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

     o    Statement Of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Fund's SAI is incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquires concerning the Fund, by contacting your broker or other intermediary, or by contacting
Alliance:

By Mail:  c/o Alliance Global Investor Services
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: 800-221-5672
          For Literature:  800-227-4618

Or you may view or obtain these documents from the Securities and Exchange Commission:

     o Call the Commission at 202-942-8090 for information on the operation of the Public Reference Room.

     o Reports and other information about the Fund are available on the EDGAR Database on the Commission's
          Internet site at http://www.sec.gov.

     o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
          Public Reference Section, Washington, DC 20549-0102.

You may also find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.

SEC File No. 811-08294

-----------------------------------------------------------------

Privacy Notice (This information is not part of the Prospectus.)

Alliance, the AllianceBernstein Family of Funds and Alliance Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.

-----------------------------------------------------------------

00250.0163 #402155 v2

(LOGO)                        ALLIANCEBERNSTEIN EXCHANGE RESERVES

-----------------------------------------------------------------
c/o Alliance Global Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free: (800) 221-5672
For Literature: Toll Free (800) 227-4618
-----------------------------------------------------------------

               STATEMENT OF ADDITIONAL INFORMATION
                         February 2, 2004

-----------------------------------------------------------------

         This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus, dated February 2, 2004, that offers Class A, Class B, Class C and Advisor Class shares of the Fund (the "Prospectus") and the prospectus, dated February 2, 2004, that offers Class D shares of the Fund (the "Class D Prospectus" and, together with the Prospectus, the "Prospectus(es)"). Financial statements for the Fund for the year ended September 30, 2003 are included in the Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and the Fund's annual report may be obtained by contacting Alliance Global Investor Services, Inc. ("AGIS") at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                        -----------------

                                                             Page
                                                             ----

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS..............
MANAGEMENT OF THE FUND.......................................
EXPENSES OF THE FUND ........................................
PURCHASE OF SHARES ..........................................
REDEMPTION AND REPURCHASE OF SHARES .........................
SHAREHOLDER SERVICES ........................................
DAILY DIVIDENDS--DETERMINATION OF NET ASSET VALUE ...........
TAXES .......................................................
BROKERAGE AND PORTFOLIO TRANSACTIONS.........................
GENERAL INFORMATION .........................................
FINANCIAL STATEMENTS AND
         REPORT OF INDEPENDENT AUDITORS......................
APPENDIX A: BOND RATINGS...................................A-1
APPENDIX B: COMMISSION SCHEDULE.............................B-1
-------------------
SM:  This service mark is used under license from the owner.

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         INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

-----------------------------------------------------------------

         AllianceBernstein Exchange Reserves (the "Fund") is a diversified, open-end investment company. The Fund's objective is maximum current income to the extent consistent with safety of principal and liquidity. As is true with all investment companies, there can be no assurance that the Fund's objective will be achieved. The Fund pursues its objective by maintaining a portfolio of high quality U.S. dollar-denominated money market securities. In accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Act"), the Fund will invest in securities which at the time of investment have remaining maturities not exceeding 397 days and the average maturity of the Fund's investment portfolio will not exceed 90 days. Accordingly, the Fund may make the following investments diversified by maturities and issuers:

         1. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the U.S. Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others are supported only by the credit of the agency or instrumentality.

         2. Certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

         3. Commercial paper, including variable amount master demand notes and funding agreements, of high quality (i.e., rated A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's"), Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's") or F1 or F2 by Fitch Ratings ("Fitch") or, if not rated, issued by U.S. or foreign companies which have an outstanding debt issue rated AAA, AA or A by Standard & Poor's, or Aaa, Aa or A by Moody's and participation interests in loans extended by banks to such companies). For a description of such ratings see Appendix A. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a further description of variable amount master demand notes, see "Floating and Variable Rate Obligations" below.

         4. Repurchase agreements that are fully collateralized. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date. The resale price is greater than the purchase price, reflecting an agreed-upon market rate that is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements may be entered into only with those banks (including State Street Bank and Trust Company, the Fund's Custodian) or broker-dealers that are determined to be creditworthy by the Fund's investment adviser, Alliance Capital Management L.P. ("Alliance" or the "Adviser"). For each repurchase agreement, the Fund requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is always less than one year. If a counterparty defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the counterparty became bankrupt, the Fund might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. A repurchase agreement is deemed to be an acquisition of the underlying securities provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in such Rule). Accordingly, the counterparty of a fully collateralized repurchase agreement is deemed to be the issuer of the underlying securities.

         The Fund's investment objective may not be changed without the affirmative vote of a majority of the Fund's outstanding shares as defined below under "Certain Fundamental Investment Policies." Except as otherwise provided, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Act and may, therefore, be changed by the Trustees of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Fund may invest in variable and floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Fund may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.

         The Fund also invests in variable amount master demand notes (which may have put features in excess of 30 days) which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower. Because these obligations are direct lending arrangements between the lender and the borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest. Accordingly, when these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

         Reverse Repurchase Agreements. While the Fund has no plans to do so, it may enter into reverse repurchase agreements, which involve the sale of money market securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment.

         Asset-Backed Securities. The Fund may invest in asset-backed securities that meet its existing diversification, quality and maturity criteria. These securities must generally be rated, as required by Rule 2a-7. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable. The securities may be in the form of a beneficial interest in a special purpose trust, limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Although the securities may have some form of credit or liquidity enhancement, payments on the securities depend predominately upon collection of the loans and receivables held by the issuer. Generally, as required by Rule 2a-7, the special purpose entity is deemed to be the issuer of the asset-backed security, however, the Portfolio is required to treat any obligor whose obligations constitute ten percent or more of the assets of the asset-backed security as the issuer of the portion of the asset-backed security such obligations represent.

         Illiquid Securities. The Fund has adopted the following investment policy which may be changed by the vote of the
Trustees: The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restriction on resale, other than restricted securities determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund and (b) repurchase agreements not terminable within seven days. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

         The Fund may also purchase restricted securities that are determined by Alliance to be liquid in accordance with procedures adopted by the Trustees. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer's reliance upon certain exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). For example, the Fund may purchase restricted securities eligible for resale under Rule 144A under the Securities Act and commercial paper issued in reliance upon the exemption from registration in Section 4(2) of the Securities Act and, in each case, determined by Alliance to be liquid in accordance with procedures adopted by the Trustees of the Fund.

         The Trustees have delegated the function of making day-to-day determinations of liquidity to Alliance, pursuant to guidelines approved by the Trustees.

         Following the purchase of a restricted security by the Fund, Alliance monitors continuously the liquidity of such security and reports to the Trustees regarding purchases of liquid restricted securities.

         The Fund may invest up to 25% of its total assets in money market instruments issued by foreign branches of foreign banks.

         The Fund may make investments in dollar-denominated certificates of deposit and bankers' acceptances issued or guaranteed by, or dollar-denominated time deposits maintained at, foreign branches of U.S. banks and U.S. and foreign branches of foreign banks, and commercial paper issued by foreign companies. To the extent that the Fund makes such investments, consideration is given to their domestic marketability, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, the lower level of government supervision of issuers, the difficulty in enforcing contractual obligations and the lack of uniform accounting and financial reporting standards.

         Net income to shareholders is aided both by the Fund's ability to make investments in large denominations and by its efficiencies of scale. Also, the Fund may seek to improve portfolio income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets.

         Rule 2a-7 under the Act. The Fund will comply with Rule 2a-7 under the Act, as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. To the extent that the Fund's limitations are more permissive than Rule 2a-7, the Fund will comply with the more restrictive provisions of the Rule.

         Currently, pursuant to Rule 2a-7, the Fund may invest only in "Eligible Securities," as that term is defined in the Rule. Generally, an Eligible Security is a security that (i) is denominated in U.S. Dollars and has a remaining maturity of 397 days or less; (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO; and (iii) has been determined by Alliance to present minimal credit risks pursuant to procedures approved by the Trustees. A security that originally had a maturity of greater than 397 days is an Eligible Security if its remaining maturity at the time of purchase is 397 calendar days or less and the issuer has outstanding short-term debt that would be an Eligible Security. Unrated securities may also be Eligible Securities if Alliance determines that they are of comparable quality to a rated Eligible Security pursuant to guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix A attached hereto.

         Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the requisite number of NRSROs is a second tier security. Under Rule 2a-7, the Fund may not invest more than five percent of its assets in first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities. The Fund may not invest in a second tier security if immediately after the acquisition thereof the Fund would have invested more than (A) the greater of one percent of its assets or one million dollars in securities issued by that issuer which are second tier securities and (B) five percent of its total assets in second tier securities.

Certain Fundamental Investment Policies
---------------------------------------

         The following restrictions may not be changed without the affirmative vote of a majority of the Fund's outstanding shares, which means the vote of (1) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares, whichever is less. If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of that restriction.

         As a matter of fundamental policy, the Fund:

         (i) May not invest 25% or more of its assets in the securities of issuers conducting their principal business activities in any one industry; provided that, for purposes of this restriction, there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities or certificates of deposit and bankers' acceptances issued or guaranteed by, or interest-bearing savings deposits maintained at, banks and savings institutions and loan associations (including foreign branches of U.S. banks and U.S. branches of foreign banks);

         (ii) May not invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities), except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation;(1)

--------
(1) As a matter of operating policy, pursuant to Rule 2a-7, the Fund will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. Fundamental policy number (ii) would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event rule 2a-7 is amended in the future.


         (iii) May not invest in more than 10% of any one class of an issuer's outstanding securities (exclusive of securities issued or guaranteed by the United States Government, its agencies or instrumentalities);

         (iv) May not borrow money except from banks on a temporary basis or via entering into reverse repurchase agreements in aggregate amounts not to exceed 15% of the Fund's assets and to be used exclusively to facilitate the orderly maturation and sale of portfolio securities during any periods of abnormally heavy redemption requests, if they should occur; such borrowings may not be used to purchase investments and the Fund will not purchase any investment while any such borrowings exist;

         (v) May not pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with any borrowing mentioned above, including reverse repurchase agreements, and in an aggregate amount not to exceed 15% of the Fund's assets;

         (vi) May not make loans, provided that the Fund may purchase money market securities and enter into repurchase agreements; or

         (vii) May not (a) make investments for the purpose of exercising control; (b) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (c) invest in real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, interests in oil, gas and other mineral exploration or other development programs; (d) purchase securities on margin; (e) make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof; (f) invest in securities of issuers (other than agencies and instrumentalities of the United States Government) having a record, together with predecessors, of less than three years of continuous operation if more than 5% of the Fund's assets would be invested in such securities; (g) purchase or retain securities of any issuers if those officers and trustees of the Fund and employees of Alliance who own individually more than 1/2 of 1% of the outstanding securities of such issuer together own more than 5% of the securities of such issuer; or (h) act as an underwriter of securities.

-----------------------------------------------------------------

                      MANAGEMENT OF THE FUND

-----------------------------------------------------------------

Trustee Information
-------------------

         The business and affairs of the Fund are managed under the direction of the Trustees of the Fund. Certain information concerning the Fund's Trustees is set forth below.

Trustees
--------

                                                     PORTFOLIOS
                                                     IN FUND         OTHER
NAME, AGE AND ADDRESS        PRINCIPAL               COMPLEX         DIRECTOR-
OF TRUSTEE (YEARS OF          OCCUPATION(S)          OVERSEEN        SHIPS HELD
SERVICE*)                    DURING PAST 5 YEARS     BY TRUSTEE      BY TRUSTEE
---------                    -------------------     ----------      ----------

INTERESTED TRUSTEE

Marc O. Mayer,** 46,         Executive Vice          68              None
1345 Avenue of the           President of
Americas, New York, NY       Alliance Capital
10105 (Elected on November   Management
18, 2003)                    Corporation
                             ("ACMC") since
                             2001; prior
                             thereto, Chief
                             Executive Officer
                             of Sanford C.
                             Bernstein & Co.,
                             LLC ("SCB & Co")
                             and its
                             predecessor since
                             prior to 1999.

DISINTERESTED TRUSTEES
Chairman of the Trustees
------------------------
William H. Foulk, Jr.,#+ 71, Investment              116             None
2 Sound View Dr,             Adviser and an
Suite 100,                   Independent
Greenwich, CT 06830 (10)     consultant. He
                             was formerly
                             Senior Manager of
                             Barrett
                             Associates, Inc.,
                             a registered
                             investment
                             adviser, with
                             which he had been
                             associated since
                             prior to 1999. He
                             was formerly
                             Deputy
                             Comptroller and
                             Chief Investment
                             Officer of the
                             State of New York
                             and, prior
                             thereto, Chief
                             Investment
                             Officer of the
                             New York Bank for
                             Savings.

Ruth Block,#+ 73,            Formerly                96              None
500 S.E. Mizner Blvd.        Executive Vice
Boca Raton, FL 33432 (10)    President and
                             Chief Insurance
                             Officer of The
                             Equitable Life
                             Assurance Society
                             of the United
                             States; Chairman
                             and Chief
                             Executive Officer
                             of
                             Evlico;Director
                             of Avon, BP (oil
                             and gas), Ecolab,
                             Incorporated
                             (specialty
                             chemicals),
                             Tandem Financial
                             Group and
                             Donaldson, Lufkin
                             & Jenrette
                             Securities
                             Corporation;
                             former Governor
                             at Large,
                             National
                             Association of
                             Securities
                             Dealers, Inc.

David H. Dievler,#+ 74,      Independent             100             None
P.O. Box 167,                Consultant. Until
Spring Lake, NJ 07762 (10)   December 1994 he
                             was Senior Vice
                             President of ACMC
                             responsible for
                             mutual fund
                             administration.
                             Prior to joining
                             ACMC in 1984 he
                             was Chief
                             Financial Officer
                             of Eberstadt
                             Asset Management
                             since 1968. Prior
                             to that he was a
                             Senior Manager at
                             Price Waterhouse
                             & Co. Member of
                             American
                             Institute of
                             Certified Public
                             Accountants since
                             1953.

John H. Dobkin,#+ 61,        Consultant.             98              None
P.O. Box 12,                 Formerly
Annandale, NY 12504 (10)     President of Save
                             Venice, Inc.
                             (preservation
                             organization)
                             from 2001-2002;
                             Senior Advisor
                             from June
                             1999-June 2000
                             and President of
                             Historic Hudson
                             Valley (historic
                             preservation)
                             from December
                             1989-May 1999.
                             Previously,
                             Director of the
                             National Academy
                             of Design. During
                             1988-1992,Director
                             and Chairman of
                             the Audit
                             Committee of
                             ACMC.

Clifford L. Michel,#+ 64,    Senior Counsel of       97              Placer
15 St. Bernard's Road,       the law firm of                         Dome, Inc.
Gladstone, NJ 07934 (10)     Cahill Gordon &
                             Reindel since
                             February 2001 and
                             a partner of that
                             firm for more
                             than twenty-five
                             years prior
                             thereto. He is
                             President and
                             Chief Executive
                             Officer of
                             Wenonah
                             Development
                             Company
                             (investments) and
                             a Director of
                             Placer Dome, Inc.
                             (mining).

Donald J. Robinson,#+ 69,    Senior Counsel to       96              None
98 Hell's Peak Road          the law firm
Weston, VT 05161 (8)         ofOrrick,
                             Herrington &
                             Sutcliffe LLP
                             since prior to
                             1999. Formerly a
                             senior partner
                             and a member of
                             the Executive
                             Committee of that
                             firm. Former
                             member and
                             Chairman of the
                             Municipal
                             Securities
                             Rulemaking Board
                             and Trustee of
                             the Museum of the
                             City of New York.

---------
*    There is no stated term of office for the Fund's Trustees.
**   Mr. Mayer is an "interested person," as defined in the 1940
     Act, due to his position as Executive Vice President of
     ACMC.
#    Member of the Audit Committee.
+    Member of the Nominating Committee.


         The Fund's Trustees have two standing committees of the Board -- an Audit Committee and a Nominating Committee. The members of the Audit and Nominating Committees are identified above. The function of the Audit Committee is to assist the Trustees in their oversight of the Fund's financial reporting process. The Audit Committee met four times during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies of the Trustees. The Nominating Committee does not currently consider for nomination candidates proposed by shareholders for election as Trustees. The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

         In approving the most recent annual continuance of the Fund's advisory agreement (the "Advisory Agreement"), the Trustees considered all information they deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The principal areas of review by the Trustees were the nature and quality of the services provided by the Adviser and the reasonableness of the fees charged for those services. These matters were considered by the disinterested trustees meeting separately from the other Trustees with experienced counsel that is independent of the Adviser.

         The Trustees' evaluation of the quality of the Adviser's services took into account their knowledge and experience gained through meetings with and reports of the Adviser's senior management, portfolio managers and administrative personnel over the course of the preceding year. Both short-term and long-term investment performance of the Fund, as well as senior management's attention to any portfolio management issues, were considered. The Fund's current and longer-term performance were compared to its performance benchmark and to that of competitive funds and other funds with similar investment objectives. The Trustees also considered the scope and quality of the in-house research capability of the Adviser and other resources dedicated to performing its services. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were considered in light of on-going reports by management as to compliance with investment policies and applicable laws and regulations and of related reports by management and the Fund's independent auditors in periodic meetings with the Fund's Audit Committee.

         In reviewing the fees payable under the Advisory Agreement, the Trustees compared the fees and overall expense levels of the Fund to those of competitive funds and other funds with similar investment objectives. The information on advisory fees and expense ratios, as well as performance data, included both information compiled by the Adviser and information compiled by an independent data service. The Trustees also considered the fees of the Fund as a percentage of assets at different asset levels and possible economies of scale to the Adviser. The Trustees considered information provided by the Adviser concerning the Adviser's profitability with respect to the Fund, including the assumptions and methodology used in preparing the profitability information, in light of applicable case law relating to advisory fees. For these purposes, the Trustees took into account not only the fees paid by the Fund, but also so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions, and that the Advisory Agreement provides that the Fund reimburses the Adviser for the cost of providing certain administrative services. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

         The Trustees also considered the business reputation of the Adviser and its financial resources. The Trustees evaluated the procedures and systems adopted by the Adviser that are designed to fulfill the Adviser's fiduciary duty to the Fund with respect to possible conflicts of interest, including the Adviser's code of ethics (regulating the personal trading of its officers and employees) and the allocation of trades among its various investment advisory clients. The Trustees also considered information concerning the policies and procedures of the Adviser with respect to the execution of portfolio transactions.

         No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve continuance of the Advisory Agreement. Rather, the Trustees concluded in light of a weighing and balancing of all factors considered that it was in the best interests of the Fund to continue the Advisory Agreement without modification to its terms, including the fees charged for services thereunder.

         The dollar range of the Fund's securities owned by each Trustee and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex (defined below) by each Trustee are set forth below.


                                                   AGGREGATE DOLLAR
                         DOLLAR RANGE              RANGE OF EQUITY
                         OF EQUITY                 SECURITIES IN THE
                         SECURITIES IN             ALLIANCEBERNSTEIN FUND
                         THE FUND AS OF            COMPLEX AS OF
                         DECEMBER 31, 2003         DECEMBER 31, 2003
                         -----------------         -----------------

Marc O. Mayer            None                      Over $100,000
Ruth Block               None                      Over $100,000
David H. Dievler         None                      Over $100,000
John H. Dobkin           None                      Over $100,000
William H. Foulk, Jr.    None                      Over $100,000
Clifford L. Michel       None                      Over $100,000
Donald J. Robinson       None                      Over $100,000

Officer Information
-------------------

         Certain information concerning the Fund's officers is set forth below.

NAME, ADDRESS*            POSITION(S)              PRINCIPAL OCCUPATION
AND AGE                   HELD WITH FUND           DURING PAST 5 YEARS
---------------           --------------           -------------------

Marc O. Mayer, 46         President                See biography above.

Kathleen A. Corbet, 43    Senior Vice President    Executive Vice President
                                                   of ACMC,** with which
                                                   she has been associated
                                                   since prior to 1999.

John J. Kelley, 43        Senior Vice President    Senior Vice President of
                                                   ACMC,** with which he has
                                                   been associated since prior
                                                   to 1999.

Raymond D. Papera, 47     Senior Vice President    Senior Vice President of
                                                   ACMC,** with which he has
                                                   been associated since
                                                   prior to 1999.

John F. Chiodi, Jr., 37   Vice President           Vice President of ACMC,**
                                                   with which he has been
                                                   associated since prior to
                                                   1999.

Maria R. Cona, 49         Vice President           Vice President of ACMC,**
                                                   with which she has been
                                                   associated since prior to
                                                   1999.

Joseph C. Dona, 42        Vice President           Vice President of ACMC,**
                                                   with which he has been
                                                   associated since prior to
                                                   1999.

Mark R. Manley, 41        Secretary                Senior Vice President and
                                                   Acting General Counsel of
                                                   ACMC,** with which he has
                                                   been associated since prior
                                                   to 1999.

Mark D. Gersten, 53       Treasurer and Chief      Senior Vice President of
                          Financial Officer        Alliance Global Investor
                                                   Services, Inc. ("AGIS")** and
                                                   Vice President of
                                                   AllianceBernstein Investment
                                                   Research and Management, Inc.
                                                   ("ABIRM"),** with which he
                                                   has been associated since
                                                   prior to 1999.

Thomas R. Manley, 52      Controller               Vice President of ACMC,**
                                                   with which he has been
                                                   associated since prior to
                                                   1999.

Andrew L. Gangolf, 49     Assistant Secretary      Senior Vice President and
                                                   Assistant General Counsel of
                                                   ABIRM,** with which he has
                                                   been associated since prior
                                                   to 1999.

------------
*        The address for each of the Fund's officers is 1345
         Avenue of the Americas, New York, NY 10105.
**       ACMC, ABIRM and AGIS are affiliates of the Fund.


         The Fund does not pay any fees to, or reimburse expenses of its Trustees who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Trustees during its fiscal year ended September 30, 2003, the aggregate compensation paid to each of the Trustees during calendar year 2003 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                   Total Number
                                                   Total Number    of Investment
                                                   of Investment   Portfolios
                                                   Companies in    within the
                                                   the Alliance-   Alliance-
                                    Total          Bernstein       Bernstein
                                    Compensation   Fund Complex    Fund Complex,
                                    from the       Including the   Including the
                                    Alliance-      Fund, as to     Fund, as to
                                    Bernstein      which the       which the
                    Aggregate       Fund Complex,  Trustee is      Trustee is
Name of Trustee     Compensation    Including      a Director      a Director
of the Fund         from the Fund   the Fund       or Trustee      or Trustee
--------------      -------------   ----------     -----------     ------------

Marc O. Mayer       $-0-            $-0-                40              68

Ruth Block          $4,317          $205,550            43              96

David H. Dievler    $4,292          $264,400            47              100

John H. Dobkin      $4,307          $234,550            45              98

William H. Foulk,
Jr.                 $4,297          $248,650            50              116

Clifford L. Michel  $4,303          $209,550            44              97

Donald J. Robinson  $4,307          $205,347            43              96


         As of January 6, 2004, the Trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

The Adviser
-----------

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under the Advisory Agreement to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision and control of the Fund's Trustees.

         Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2003, totaling approximately $438 billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance is a registered investment adviser under the Investment Advisers Act of 1940, as amended. ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner of both Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance. AXA Financial is an indirect wholly- owned subsidiary of AXA, which is a holding company for an international group of insurance and related financial services companies. Alliance Holding Units are publicly traded on the New York Stock Exchange (the "Exchange"). Alliance Units do not trade publicly and are subject to significant restrictions on transfer.

         At March 31, 2003, Alliance Holding owned approximately
76.9 million, or 30.7%, of the issued and outstanding Alliance Units. ACMC owns 100,000 general partnership units in Alliance Holding and a 1% general partnership interest in Alliance. At March 31, 2003, AXA Financial was the beneficial owner of approximately 1.9% of the outstanding Alliance Holding Units and approximately 54.7% of the outstanding Alliance Units which, including the general partnership interests in Alliance and Alliance Holding, represent an economic interest of approximately 55.7% in Alliance. At March 31, 2003, SCB Partners Inc., a wholly-owned subsidiary of SCB Inc., was the beneficial owner of approximately 13.0% of the outstanding Alliance Units.

         Based on information provided by AXA, on March 3, 2003, approximately 17.70% of the issued ordinary shares (representing 28.71% of the voting power) of AXA were owned directly and indirectly by Finaxa, a French holding company. At January 1, 2003, 70.13% of the shares (representing 79.83% of the voting power) of Finaxa were owned by three French mutual insurance companies (the "Mutuelles AXA") and 21.82% of the shares of Finaxa (representing 13.32% of the voting power) were owned by BNP Paribas, a French bank. At January 1, 2003, the Mutuelles AXA owned directly or indirectly through intermediate holding companies (including Finaxa) approximately 20.48% of the issued ordinary shares (representing 33.16% of the voting power) of AXA.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Fund's Trustees on 60 days' written notice, or by Alliance on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Alliance, or of reckless disregard of its obligations thereunder, Alliance shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Trustees, including in either case approval by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Trustees, including a majority of the Trustees who are not "interested persons" as defined in the Act, at their Regular Meeting held on July 22-24, 2003.


         Under the Advisory Agreement, Alliance provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees and officers of the Fund who are affiliated persons of Alliance. Alliance or its affiliates also furnish the Fund without charge with management supervision and assistance and office facilities. Under the Advisory Agreement, the Fund pays an advisory fee at an annual rate of .25 of 1% of the first $1.25 billion of the average daily net value of the Fund's net assets, .24 of 1% of the next $.25 billion of such assets, .23 of 1% of the next $.25 billion of such assets, .22 of 1% of the next $.25 billion of such assets, ..21 of 1% of the next $1 billion of such assets and .20 of 1% of the average daily value of the Fund's net assets in excess of $3 billion. The fee is accrued daily and paid monthly under the Advisory Agreement. For the fiscal years ended September 30, 2003, 2002 and 2001, respectively, Alliance received from the Fund advisory fees of $3,600,672, $3,372,687 and $2,226,126, respectively.


         As to the obtaining of clerical and accounting services not required to be provided to the Fund by Alliance under the Advisory Agreement, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by Alliance or its affiliates. In such event, the services are provided to the Fund at cost and the payments therefor must be specifically approved in advance by the Trustees. The Fund paid to the Adviser a total of $105,500 in respect of such services for the fiscal year ended September 30, 2003.


         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Fund. When two or more of the clients of Alliance (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein All-Asia Investment Fund, Inc., AllianceBernstein Americas Government Income Trust, Inc., AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Capital Reserves, AllianceBernstein Disciplined Growth Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Dynamic Growth Fund, Inc., AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Small Cap Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Government Reserves, AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein Health Care Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein Institutional Reserves, AllianceBernstein International Premier Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Multi-Market Strategy Trust, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein New Europe Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Select Investor Series, Inc., AllianceBernstein Small Cap Growth Fund, Inc., AllianceBernstein Technology Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., AllianceBernstein Worldwide Privatization Fund, Inc., The AllianceBernstein Portfolios, Sanford C. Bernstein Fund, Inc. and Sanford C. Bernstein Fund II, Inc., all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

-----------------------------------------------------------------

                       EXPENSES OF THE FUND

-----------------------------------------------------------------

Distribution Services Agreement
-------------------------------

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABIRM the Fund's principal underwriter (the "Principal Underwriter") to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the Act (the "Rule 12b-1 Plan").

         In approving the Agreement, the Trustees of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         During the Fund's fiscal year ended September 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class A shares, in amounts aggregating $3,077,447 (net of $602,986 waived by the Principal Underwriter), which constituted .42 of 1% of the average daily net assets attributable to Class A during such fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $3,077,447 paid by the Fund and the Adviser under the Agreement, $23,731 was spent on advertising, $12,743 on the printing and mailing of prospectuses for persons other than current shareholders, $88,774 for compensation to broker-dealers, $847,715 for compensation to sales personnel, $609,469 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses, and $1,495,015 was used to offset the distribution services fees paid in prior years.

         During the Fund's fiscal year ended September 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class B shares, in amounts aggregating $2,593,251 (net of $1,106,875 waived by the Principal Underwriter), which constituted .70 of 1% of the average daily net assets attributable to Class B during such fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $2,593,251 paid by the Fund and the Adviser under the Agreement in the case of the Class B shares, $1,022 was spent on advertising, $647 on the printing and mailing of prospectuses for persons other than current shareholders, $0 for compensation to broker-dealers, $45,449 for compensation paid to sales personnel, $187,544 for interest on Class B shares financing, $25,090 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses, and $2,333,499 was used to offset the distribution services fees paid in prior years.

         During the Fund's fiscal year ended September 30, 2003, the Fund paid distribution services fees for expenditures under the Agreement to the Principal Underwriter with respect to Class C shares, in amounts aggregating $540,114 (net of $87,943 waived by the Principal Underwriter), which constituted .64 of 1% of the average daily net assets attributable to Class C during such fiscal year, and the Adviser made payments from its own resources aggregating $0. Of the $540,114 paid by the Fund and the Adviser under the Agreement in the case of the Class C shares, $765 was spent on advertising, $434 on the printing and mailing of prospectuses for persons other than current shareholders, $323,523 for compensation to broker-dealers, $42,013 for compensation to sales personnel, $23 for interest on Class C shares financing, $19,034 was spent on the printing of sales literature, due diligence, travel, entertainment, occupancy, communications, taxes, depreciation and other promotional expenses, and $154,322 was used to offset the distribution services fees paid in prior years.


         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and, in the case of Class C shares, without the assessment of a contingent deferred sales charge ("CDSC"), and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined CDSC and distribution services fee on the Class B shares, and the distribution services fee on the Class C shares, are the same as those of the initial sales charge (or CDSC, when applicable) and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the Fund's shares.

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD") which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to ..75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         The Agreement continues in effect provided that such continuance is specifically approved at least annually by the Trustees of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of that class, and in either case, by a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons", as defined in the Act, of any such party (other than as trustees of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement for an additional annual term was approved by a vote, cast in person, of the Trustees, including a majority of the Trustees who are not "interested persons" as defined in the Act, at their Regular Meeting held on July 22-24, 2003.

         All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the Rule 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Trustees or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

         In the event that the Agreement is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

         AGIS, an indirect wholly-owned subsidiary of Alliance, receives a transfer agency fee per account holder of each of the Class A, Class B, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2003, the Fund paid AGIS $2,199,078 pursuant to the Transfer Agency Agreement; the Fund's expenses were reduced by $1,426 under an expense offset arrangement with AGIS.

-----------------------------------------------------------------

                        PURCHASE OF SHARES

-----------------------------------------------------------------

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares."

         Class B shares of the Fund are available only for exchanges from Class B shares of other AllianceBernstein Mutual Funds as described in the "Purchase and Sale of Shares" section of the their prospectuses. The sale of Class B shares of the Fund other than through exchanges continues to be suspended. Additional contributions are permitted from existing Alliance prototype IRAs and qualified plans, and other corporate retirement plans.

General
-------

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value. Shares of the Fund are available to holders of shares of other AllianceBernstein Mutual Funds who wish to exchange their shares for shares of a money market fund and also may be purchased for cash.

         Right to Restrict, Reject or Cancel Purchase and Exchange Orders. The AllianceBernstein Mutual Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Policy Regarding Excessive or Short Duration Trading. Purchases and exchanges of shares of the AllianceBernstein Mutual Funds should be made for investment purposes only. The AllianceBernstein Mutual Funds, as a matter of policy, seek to prevent patterns of excessive purchases and sales or exchanges of fund shares. Such practices are commonly referred to as "market timing" or "short duration trading." The AllianceBernstein Mutual Funds will seek to prevent such practices to the extent they are detected by the procedures described below, subject to AllianceBernstein Mutual Funds' ability to monitor purchase, sale and exchange activity, as described under "Limitations on Ability to Detect and Curtail Excessive Trading Practices." The AllianceBernstein Mutual Funds, the Adviser, ABIRM and AGIS each reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

         o Transaction Surveillance Procedures. The AllianceBernstein Mutual Funds, through their agents, ABIRM and AGIS, maintain surveillance procedures with respect to purchase, sale and exchange activity in fund shares. This surveillance process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive or short duration trading activity. Generally speaking, when a fund shareholder makes more than two exchange transactions in amounts of $25,000 or more involving an AllianceBernstein Mutual Fund during any 90-day period, these transactions will be identified by these surveillance procedures. Additionally, each purchase of fund shares in excess of $25,000 followed by a sale within certain periods of time will be similarly identified. For purposes of these transaction surveillance procedures,
                  AllianceBernstein Mutual Funds, ABIRM and AGIS, may consider trading activity in multiple accounts under common ownership, control or influence. These monetary thresholds, numerical surveillance limits or surveillance procedures generally may be modified from time to time, including, for example, in respect of accounts held by certain retirement plans to conform to plan exchange limits or U.S. Department of Labor regulations, as well as for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs or omnibus account arrangements.

         o Account Blocking Procedures. When a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is determined by the AllianceBernstein Mutual Funds, ABIRM or AGIS, in their sole discretion, to be excessive or short duration trading in nature, the relevant fund account(s) will be immediately "blocked" with respect to any future purchase or exchange activity. However, sales of fund shares back to a fund will continue to be permitted in accordance with the terms of the relevant AllianceBernstein Mutual Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet, may be suspended for such account. AllianceBernstein Mutual Fund accounts that are so blocked will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the AllianceBernstein Mutual Funds, ABIRM or AGIS that the account holder did not or will not in the future engage in excessive or short duration trading.

         Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive or short duration trading practices may deploy a variety of strategies to avoid detection and, despite the efforts of the AllianceBernstein Mutual Funds, ABIRM and AGIS to detect excessive or short duration trading in fund shares, there is no guarantee that the AllianceBernstein Mutual Funds, ABIRM and AGIS will be able to identify these shareholders or curtail their trading practices. For example, omnibus account arrangements are common forms of holding shares of a fund, particularly among certain brokers, dealers and other financial intermediaries, including retirement plans and variable insurance products. Entities utilizing such omnibus account arrangements may not identify customers' trading activity in shares of a fund on an individual basis. Consequently, the AllianceBernstein Mutual Funds, ABIRM and AGIS may not be able to detect excessive or short duration trading in fund shares attributable to a particular investor who effects purchase and/or exchange activity in fund shares through a broker, dealer or other financial intermediary acting in an omnibus capacity. Also, there may exist multiple tiers of these entities, each utilizing an omnibus account arrangement, which may further compound the difficulty to the AllianceBernstein Mutual Funds, ABIRM and AGIS of detecting excessive or short duration trading activity in fund shares. It is common for a substantial portion of AllianceBernstein Mutual Fund shares to be held through such omnibus account arrangements. In seeking to prevent excessive or short duration trading in shares of AllianceBernstein Mutual Funds, including the maintenance of any transaction surveillance or account blocking procedures, the AllianceBernstein Mutual Funds, ABIRM and AGIS consider the information actually available to them at the time.

Risks Associated with Excessive or Short Duration Trading
---------------------------------------------------------
Generally
---------

         While the AllianceBernstein Mutual Funds, ABIRM and
AGIS will try to prevent market timing by utilizing the procedures described above, these procedures may not be successful in identifying or stopping excessive or short duration trading in all circumstances. Excessive purchases and sales or exchanges of shares of AllianceBernstein Mutual Funds may adversely affect fund performance and the interests of long-term investors. Volatility resulting from excessive purchases and sales or exchanges of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a fund may have difficulty implementing long-term investment strategies if it is unable to anticipate what portion of its assets it should retain in cash to provide liquidity to its shareholders. Also, excessive purchases and sales or exchanges of funds shares may force a fund to maintain a disadvantageously large cash position to accommodate short duration trading activity. Further, excessive purchases and sales or exchanges of a fund's shares may force a fund to sell portfolio securities at inopportune times to raise cash to accommodate short duration trading activity.

         In addition, the AllianceBernstein Mutual Funds may incur increased expenses if one or more shareholders engage in excessive purchase and sale or exchange activity. For example, a fund that is forced to liquidate investments due to short duration trading activity may incur increased brokerage and tax costs without attaining any investment advantage. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short duration trading activity.

         The AllianceBernstein Mutual Funds that invest in foreign securities may be particularly susceptible to short duration trading strategies. This is because time zone differences among international stock markets can allow a shareholder engaging in a short duration strategy to exploit fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. In addition, a shareholder engaging in a short duration strategy may target an AllianceBernstein Mutual Fund that does not invest primarily in foreign securities. For example, a fund that invests in certain fixed-income securities such as high yield bonds or certain asset backed securities may also constitute an effective vehicle for a shareholder's short duration trading strategy. Money market funds and closed-end funds generally are not effective vehicles for short duration trading activity, and therefore the risks relating to short duration trading activity are correspondingly lower for AllianceBernstein Mutual Funds of these types.


         Risks Resulting from Imposition of Account Blocks in Response to Excessive or Short Duration Trading Activity. A shareholder identified as having engaged in excessive or short duration trading activity and prevented from purchasing or exchanging AllianceBernstein Mutual Fund shares and who does not wish to redeem his or her shares effectively may be "locked" into an investment in an AllianceBernstein Mutual Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with an account "blocked" due to patterns of excessive purchases and sales or exchanges may be forced to sell fund shares, which could be costly if, for example, these shares decline in value before sale, are subject to a CDSC, the shareholder recently paid a front-end sales charge or the sale results in adverse tax consequences to the shareholder. To avoid this risk, shareholders should carefully monitor the nature and frequency of their purchases, sales and exchanges of fund shares.

         The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange. In addition, the Fund reserves the right, on 60 days' written notice to modify, restrict or terminate the exchange privilege.

         A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative ("financial intermediary") with respect to the purchase, sale or exchange of Class A, Class B, Class C, Class D or Advisor Class shares made through such financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and had no control over, the decision of any financial intermediary to impose such differing requirements.


         If you are a Fund shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described in the Prospectus and this SAI. A transaction fee may be charged by your financial intermediary with respect to the purchase or sale of Advisor Class shares made through such financial intermediary.


         In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


         Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A, Class B, Class C and Class D shares bear the expense of their respective CDSCs, (ii) Class B and Class C shares bear the expense of a higher distribution services fee and higher transfer agency costs, (iii) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (iv) each class has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid which relates to a specific class and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A, the Class B and Advisor Class shareholders will vote separately by Class. Each class has different exchange privileges and certain different shareholder service options available.

Acquisitions by Exchange
------------------------

         An exchange is effected through the redemption of the AllianceBernstein Mutual Fund shares tendered for exchange and the purchase of shares of the Fund at net asset value. A shareholder exchanging shares of an AllianceBernstein Mutual Fund must give (i) proper instructions and any necessary supporting documents as described in such Fund's Prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, which normally takes up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of gain or loss for federal income tax purposes.

         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 between 9:00 a.m. and 4:00 p.m., Eastern time, on a Fund business day. A Fund business day is any day the Exchange is open for trading. Telephone requests for exchanges received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.


         Each Fund shareholder, and the shareholder's selected financial intermediary, are authorized to make telephone requests for exchanges unless AGIS receives written instructions to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

Purchases for Cash
------------------

         Shares of the Fund should be purchased for cash only as a temporary investment pending exchange into another
AllianceBernstein Mutual Fund and should not be held as a long-term investment.

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge, and, as long as the shares are held for a year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor class shares without any initial or asset-based sales charge or CDSC, in each case described below. Class D shares are available only through exchange of Class B shares and may not be purchased for cash. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"),
(ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.


         Investors may purchase shares of the Fund through financial intermediaries. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares. Shares may also be sold in foreign countries where permissible. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.


         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value, which is expected to be constant at a $1.00 per share, although this is not guaranteed, next determined as described below. The applicable public offering price will be the net asset value as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's net asset value. If the financial intermediary , as applicable, receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase for cash of Fund shares, a shareholder may place orders to purchase additional shares for cash by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 3:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 3:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day. Full and fractional shares are credited to a shareholder's account in the amount of his or her investment.

         The per share net asset value of the Fund's shares is computed in accordance with the Fund's Agreement and Declaration of Trust as of the next close of regular trading on the Exchange (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. For purposes of this computation, the securities in the Fund's portfolio are valued at their amortized cost value. For more information concerning the amortized cost method of valuation of securities, see "Daily Dividends--Determination of Net Asset Value."

         All shares purchased are confirmed to each shareholder and are credited to his or her account at the net asset value. As a convenience, and to avoid unnecessary expense to the Fund, certificates representing shares of the Fund are not issued except upon written request by the shareholder or his or her authorized financial intermediary. This facilitates later redemption and relieves the shareholder of the responsibility for any inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal, namely, the telephone, check-writing or periodic redemption procedures. The Fund reserves the right to reject any purchase order.

         Advisor Class shares of the Fund are offered to holders of Advisor Class shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

         The Trustees of the Fund have determined that currently no conflict of interest exists among the classes of shares of the Fund. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the Act and state laws, will seek to ensure that no such conflict arises.


Alternative Retail Purchase Arrangements
----------------------------------------


         Class A, Class B and Class C Shares. Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor intends to subsequently exchange shares for shares of another AllianceBernstein Mutual Fund and other circumstances. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements -- Group Retirement Plans," below. The Principal Underwriter will reject any order (except orders from certain group retirement plans) for more than $250,000 for Class B shares. (See "Alternative Purchase Arrangements - Group Retirement Plans"). In addition, the Principal Underwriter will reject any order for more than $1,000,000 of Class C shares.


         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B or Class C shares. However, because sales charges are deducted at the time Class A shares are exchanged for Class A shares of other AllianceBernstein Mutual Funds, investors not qualifying for reduced Class A sales charges who expect to exchange their shares for Class A shares of another AllianceBernstein Mutual Fund and to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that sales charges will be imposed at the time Class A shares are exchanged for Class A shares of other AllianceBernstein Mutual Funds.


         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares, although these classes are subject to higher continuing distribution charges and, in the case of Class B shares, are subject to a CDSC for a four-year period and, in the case of Class C shares, are subject to a CDSC for a one-year period. This might be true of investors who do not wish to pay sales charges on subsequent exchanges of shares. Those investors who prefer to have all of their funds invested initially but may not wish to retain their investment for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.


         During the Fund's fiscal years ended 2003, 2002 and 2001, the Principal Underwriter received front-end sales charges of $0, $0 and $151,413 from the sales of Class A shares. During the Fund's fiscal years ended 2003, 2002 and 2001, the Principal Underwriter received CDSCs of $1,830,173 $1,817,513 and $2,606,206, respectively, on Class A Shares, $1,794,460, $2,190,240 and $1,408,188, respectively, on Class B Shares and $76,870, $137,369 and $245,779, respectively, on Class C Shares.

Class A Shares
--------------

         The public offering price of Class A shares is their net asset value. No sales charge is imposed on Class A shares at the time of purchase. If Class A shares of the Fund are purchased for cash and are exchanged for Class A shares of another AllianceBernstein Mutual Fund, the sales charge applicable to the other AllianceBernstein Mutual Fund will be assessed at the time of the exchange.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a CDSC equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Class A shares that were received in exchange of Class A shares of another AllianceBernstein Mutual Fund that were not subject to an initial sales charge when originally purchased for cash because the purchase was of $1,000,000 or more and that are redeemed within one year of the original purchase will be subject to a 1% CDSC. No charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The CDSC on Class A shares will be waived on certain redemptions. In determining the CDSC applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the CDSC on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

Class B Shares
--------------

         Investors may purchase Class B shares for cash at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investors purchase payment.

         Proceeds from the CDSC on the Class B shares purchased for cash are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.


         Class B shares of the Fund are also offered to holders of Class B shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase in an exchange transaction. When Class B shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied to Class B shares of the AllianceBernstein Mutual Fund originally purchased by the shareholder at the time of their purchase.


         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of their cash purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC, if any, will vary depending on the number of years from the time of cash payment for the purchase of Class B shares until the time of redemption of such shares.

                                 Contingent Deferred Sales
                                 Charge as a% of Dollar
Year Since Cash Purchase         Amount Subject to Charge
------------------------         ------------------------

First                                     4.0%
Second                                    3.0%
Third                                     2.0%
Fourth                                    1.0%
Fifth and thereafter                      None

         In determining the CDSC applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions, and, second, of shares held the longest during the time they are subject to the sales charge. The CDSC is applied to the lesser of the net asset value at the time of redemption of the Class A shares or Class B shares being redeemed and the cost of such shares (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


         The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, or (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, or (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Program," below) (v) sold through programs offered by financial intermediaries and approved by ABIRM, where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or (vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan.


         Conversion Feature. Class B shares of the Fund will automatically convert to Class A shares of the Fund in accordance with the conversion schedule applicable to the original AllianceBernstein Mutual Fund Class B shares purchased, or in the case of Class B shares of the Fund purchased for cash, on the tenth Fund business day in the month following the month in which the eighth anniversary date of the acceptance of the purchase order for the Class B shares occurs, and will no longer be subject to a higher distribution services fee following conversion. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales charge, fee or other charge. The purposes of the conversion feature are (i) to provide a mechanism whereby the time period for the automatic conversion of Class B shares to Class A shares will continue to elapse in the event the Class B shares originally purchased for cash are subsequently exchanged for Class B shares of the Fund or Class B shares of another AllianceBernstein Mutual Fund and (ii) to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the original sale of such shares.

         For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.


         Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


         In determining the CDSC applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.


         Proceeds from the CDSC are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the CDSC and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

         Class C shares of the Fund are also offered to holders of Class C shares of other AllianceBernstein Mutual Funds without any sales charge at the time of purchase or redemption.

         The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Trustees of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs - Systematic Withdrawal Plan," below), (v) sold through programs offered by financial intermediaries and approved by ABIRM where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for the Fund and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares, or
(vi) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


Advisor Class Shares
--------------------


         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by "qualified State tuition programs" (within the meaning of Section 529 of the Internal Revenue Code of 1986, as amended (the "Code")) approved by ABIRM, (iv) by investment management clients of Alliance (other than Alliance's Bernstein unit) or its affiliates, (v) by officers and present or former Trustees of the Fund; present or former directors and trustees of other investment companies managed by Alliance; present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of Alliance, the Principal Underwriter, AGIS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AGIS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendent (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (vi) by Alliance, the Principal Underwriter, AGIS and their affiliates; certain employee benefit plans for employees of Alliance, the Principal Underwriter, AGIS and their affiliates, (vii) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (viii) by persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer, or its affiliate or agent, for service in the nature of investment advisory or administrative services; (ix) by employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), employer-sponsored nonqualified deferred compensation plans, custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter; and (x) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal underwriter for investment in Advisor Class shares.

Class D Shares
--------------

         Class D shares of the Fund are available through exchange of Class B shares of AllianceBernstein Mutual Funds by shareholders whose accounts are disclosed on the books and records of the Principal Underwriter. Class B shares of AllianceBernstein Mutual Funds that are held in omnibus accounts at a broker-dealer or other financial intermediary are eligible to exchange into Class D shares of the Fund only in situations where it has been determined that operational capability exists. Class D shares are subject to the CDSC and conversion schedule of the Class B shares originally held as described above under "Class B Shares."


         The time period during which Class D shares are held does not contribute to the aging of shares for the purpose of calculating the CDSC or the conversion schedule. The applicable CDSC, therefore, is the CDSC on Class B shares a shareholder would have paid at the time of the exchange of the shareholder's Class B shares had the shareholder redeemed the Class B shares at that time. See "Class B Shares" above for additional information on the calculation and waiver of the CDSC and the applicable conversion schedule.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified State tuition programs and registered investment advisory or other financial intermediary relationships described above under "Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee- based program or plan, that satisfies the requirements to purchase shares set forth under " Advisor Class Shares " or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .50% distribution services fee and have a higher expense ratio than Advisor Class shares. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------


         The AllianceBernstein Mutual Funds offer special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.


         Class A Shares. Class A shares are available at net asset value to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link and AllianceBernstein Simple IRA plans with at least $250,000 in plan assets or 100 or more employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at net asset value to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at net asset value) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.


         Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class
B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.


         Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein Simple IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million.


         Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at net asset value to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.


Sales Charge Reduction Programs
-------------------------------


         The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a fund must be notified by the shareholder or his/her financial intermediary that they qualify for such a reduction. If a fund is not notified that a shareholder is eligible for these reductions, the fund will be unable to ensure that the reduction is applied to the shareholder's account.


         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions on Class A shares of other AllianceBernstein Mutual Funds by combining purchases of shares of the Fund and shares of other AllianceBernstein Mutual Funds into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund by (i) an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account(s); (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.


         Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Quality Bond Portfolio
  -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Disciplined Value Fund, Inc.
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein Health Care Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein New Europe Fund, Inc.
AllianceBernstein Premier Growth Fund, Inc.
AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc.
  -Biotechnology Portfolio
  -Premier Portfolio
  -Technology Portfolio
AllianceBernstein Small Cap Growth Fund, Inc.
AllianceBernstein Technology Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
AllianceBernstein Worldwide Privatization Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Wealth Preservation Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio


         Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting AGIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.


         Cumulative Quantity Discount (Right of Accumulation). An investor's exchange of Class A shares of the Fund for Class A shares of another AllianceBernstein Mutual Fund qualify for a cumulative quantity discount from any applicable sales charge. The applicable sales charge will be based on the total of:


         (i) the investor's current purchase;


         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other AllianceBernstein Mutual
Fund held by the investor; and


         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).


         For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of another AllianceBernstein Mutual Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be the rate applicable to a single $300,000 purchase of shares of that AllianceBernstein Mutual Fund.


         Statement of Intention. Class A investors of the Fund may also obtain the quantity discounts described under "Sales Charge Reduction Programs" by means of a written Statement of Intention, which expresses the investor's intention to invest, including through their exchange of Class A shares of the Fund, not less than $100,000 within a period of 13 months in shares of any AllianceBernstein Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of any AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on that date of the earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.


         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of an AllianceBernstein Mutual Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of that AllianceBernstein Mutual Fund or any other AllianceBernstein Mutual Fund, to qualify for a reduced initial sales charge on the total amount being invested (i.e. the initial sales charge applicable to an investment of $100,000).


         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then net asset value to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional AllianceBernstein Mutual Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.


         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of that AllianceBernstein Mutual Fund can obtain a form of Statement of Intention by contacting AGIS at the address or telephone numbers shown on the cover of that AllianceBernstein Mutual Fund's SAI.


         Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares of the Fund may reinvest all or any portion of the proceeds from that redemption in Class A shares of the Fund at net asset value, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and the Principal Underwriter has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.


         Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to participate in the Dividend Reinvestment Program.


         In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.


         Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class (Class B, with respect to Class D shareholders) of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact AGIS to establish a dividend direction plan.


Systematic Withdrawal Plan
--------------------------


         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.


         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class B, Class C and Class D shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.


         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.


         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting AGIS at the address or the "For Literature" telephone number shown on the cover of this SAI.


         CDSC Waiver for Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.


         Class B and Class D shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B and Class D shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.


         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

-----------------------------------------------------------------

               REDEMPTION AND REPURCHASE OF SHARES

-----------------------------------------------------------------

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the net asset value next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

         Subject only to the limitations described below, the Fund will redeem shares tendered to it, as described below, at a redemption price equal to their net asset value, which is expected to remain constant at $1.00 per share, following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B, Class C or Class D shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price may be made either in cash or in portfolio securities (selected at the discretion of the Trustees of the Fund and taken at their value used in determining the redemption price), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Trustees believe that economic conditions exist which would make such a practice detrimental to the best interests of the Fund. No interest will accrue on uncashed redemption checks.

         The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase and the income earned. Redemption proceeds on Class A shares, Class B shares, Class C shares and Class D shares will reflect the deduction of the CDSC, if any. Payment (either in cash or in portfolio securities) received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, may result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


         To redeem shares for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be Medallion Signature Guaranteed.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by Electronic Funds Transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, an "Autosell" application obtained from AGIS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made before 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by Electronic Funds Transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AGIS, or by checking the appropriate box on the shareholder or options form.

         Telephone Redemption - General. During periods of drastic economic, market or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor Alliance, ABIRM or AGIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

         The Fund may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the CDSC, if any, with respect to the Class A, Class B, Class C and Class D shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern time, and receive that day's net asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B, Class C and Class D shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

-----------------------------------------------------------------

                       SHAREHOLDER SERVICES

-----------------------------------------------------------------

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

         Except for Class D shares, investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drafts drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact AGIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

Exchange Privilege
------------------

         Except for holders of Class D shares, you may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. Class D shareholders may exchange their shares for Class B shares of any of the AllianceBernstein Mutual Funds eligible for the exchange privilege. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AGIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AGIS by 4:00 p.m., Eastern time, on a Fund business day in order to receive that day's net asset value.


         Except for Class D shares, shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. While Class D shares are held, the shares will not age for purposes of calculating the CDSC or the conversion schedule of Class B shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call AGIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchange of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for Federal income tax purposes.

         Each Fund shareholder, and the shareholder's financial intermediary, , is authorized to make telephone requests for exchanges unless AGIS receives written instruction to the contrary from the shareholder or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


         Eligible shareholders desiring to make an exchange should telephone AGIS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks of September 11, 2001, it is possible that shareholders would have difficulty in reaching AGIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AGIS at the address shown on the cover of this SAI.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the AllianceBernstein Mutual Funds, Alliance, the Principal Underwriter or AGIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.


         The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege. Also see, "General" above.

Statements and Reports
----------------------

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, PricewaterhouseCoopers LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AGIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Checkwriting
------------

         A new Class A or Class C investor may fill out a Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. A Class A or Class C shareholder wishing to establish this checkwriting service should contact the Fund by telephone or mail. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. A shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Cancelled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

-----------------------------------------------------------------

        DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE

-----------------------------------------------------------------

         All net income of the Fund is determined after the close of each business day, currently 4:00 p.m., Eastern time, (and at such other times as the Trustees may determine) and is paid immediately thereafter pro rata to shareholders of record via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed. As such additional shares are entitled to dividends on following days, a compounding growth of income occurs.

         Net income consists of all accrued interest income on Fund portfolio assets less the Fund's expenses applicable to that dividend period. Realized gains and losses are reflected in net asset value and are not included in net income. Net asset value per share of each class is expected to remain constant at $1.00 since all net income is declared as a dividend each time net income is determined.

         Dividends paid by the Fund, with respect to Class A, Class B, Class C, Class D and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fees applicable to Class B and Class C shares, and any incremental transfer agency costs relating to Class B shares, will be borne exclusively by the class to which they relate.

         The valuation of the Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Fund may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.

         The Fund maintains procedures designed to maintain its share price at $1.00. Such procedures include review of the Fund's portfolio holdings by the Trustees at such intervals as they deem appropriate to determine whether and to what extent the net asset value of the Fund calculated by using available market quotations or market equivalents deviates from net asset value based on amortized cost. There can be no assurance, however, that the Fund's net asset value per share will remain constant at $1.00.

         The per share net asset value is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Trustees deem appropriate or necessary in order to comply with Rule 22c-1 under the Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. All expenses, including the fees payable to the Adviser, are accrued daily. A Fund business day is any weekday on which the Exchange is open for trading.

         The assets attributable to the Class A shares, Class B shares, Class C shares, Class D shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the Act.

-----------------------------------------------------------------

                              TAXES

-----------------------------------------------------------------

         The Fund has qualified to date and intends to qualify in each future year to be taxed as a regulated investment company under the Code, and as such, will not be liable for Federal income and excise taxes on the net income and capital gains distributed to its shareholders. Since the Fund distributes all of its net income and capital gains, the Fund itself should thereby avoid all Federal income and excise taxes.

         For shareholders' Federal income tax purposes, all distributions by the Fund out of interest income and net realized short-term capital gains are treated as ordinary income, and distributions of long-term capital gains, if any, are treated as long-term capital gains irrespective of the length of time the shareholder held shares in the Fund. Since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for corporate shareholders, none of the Fund's distributions will be eligible for the dividends-received deduction under current law. Furthermore, since the Fund derives nearly all of its gross income in the form of interest and the balance in the form of short-term capital gains, it is expected that for individual shareholders none of the Fund's distributions will be treated as "qualified dividend income" taxable at a maximum rate of 15% (5% for individuals in lower tax brackets).

-----------------------------------------------------------------

               BROKERAGE AND PORTFOLIO TRANSACTIONS

-----------------------------------------------------------------

         Subject to the general supervision of the Trustees of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. Because the Fund invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and net asset value of the Fund's shares since the Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

         The Fund has no obligations to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser, in its discretion, purchases and sells securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal years ended September 30, 2001, 2002 and 2003, the Fund incurred no brokerage commissions.

-----------------------------------------------------------------

                       GENERAL INFORMATION

-----------------------------------------------------------------

Capitalization
--------------

         The Fund is a Massachusetts business trust that was organized on January 14, 1994 under the name "AFD Exchange
Reserves." The Fund's name became "AllianceBernstein Exchange
Reserves" on March 31, 2003.

         The Fund has an unlimited number of authorized Class A, Class B, Class C, Class D and Advisor Class shares of beneficial interest par value $.001 per share, which may, without shareholder approval, be divided into an unlimited number of series. All shares of the Fund, when issued, are fully paid and non-assessable. The Trustees are authorized to reclassify and issue any unissued shares to any number of additional classes or series without shareholder approval. Accordingly, the Trustees in the future, for reasons such as the desire to establish one o or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Shares of each class participate equally in dividends and distributions from that class, including any distributions in the event of a liquidation except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares bears its own distribution expenses and Class B shares and Advisor shares convert to Class A shares under certain circumstances. Shares of the Fund are normally entitled to one vote for all purposes. Generally, shares of the Fund vote as a single series for the election of Trustees and on any other matter affecting the Fund. As to matters affecting a class differently, such as approval of the Rule 12b-1 plan, each class votes separately. Shareholder meetings will be held only when required by federal or state law.

         As of the close of business on January 6, 2004, there were 901,511,540 shares of beneficial interest of the Fund outstanding. Of this amount, 314,108,581 shares were Class A shares, 240,328,906 shares were Class B shares, 53,386,006 shares were Class C shares and 293,688,047 were Advisor Class shares. Set forth below is certain information as to all persons who, of record or beneficially, held 5% or more of any of the classes of the Fund's shares outstanding at January 6, 2004:


                                           No. of                    % of
Name and Address                           Shares                    Class
----------------                           ------                    -----
Class A Shares
--------------
NFSC FEBO
Premiere Select Retirement Plan
NFSC/FMITC TTEE
Attn: Kim Wood
511 Congress St.
Portland, ME 04101-3482                    18,330,110                 5.77%

Class B Shares
--------------
Salomon Smith Barney
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2483                    17,728,571                 7.38%
Class C Shares
--------------
Citigroup Global Markets
House Account
Attn Cindy Tempesta
333 W 34th St Fl 3
New York, NY 10001-2483                     5,881,047                11.02%

Advisor Class Shares
--------------------
Collegebound Fund
CBF-Balanced Portfolio
529 Plan
500 Plaza Dr
Secaucus NJ 07094-3619                     35,944,718                12.24%

Collegebound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Dr
Secaucus NJ 07094-3619                     19,709,542                 6.71%

Collegebound Fund
Aggressive Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Dr
Secaucus NJ 07094-3619                     19,849,294                 6.76%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1984-1986
500 Plaza Dr
Secaucus NJ 07094-3619                     36,024,662                12.27%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1987-1989
500 Plaza Dr
Secaucus NJ 07094-3619                     70,016,374                23.87%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1990-1992
500 Plaza Dr
Secaucus NJ 07094-3619                     50,779,237                17.29%

Collegebound Fund
Growth Emphasis
Age Based Portfolio 1993-1995
500 Plaza Dr
Secaucus NJ 07094-3619                     32,006,675                10.90%


Shareholder Liability
---------------------

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that the Trustees use their best efforts to ensure that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or officers of the Fund. The Agreement and Declaration of Trust provides for indemnification out of the property of the Fund for all loss and expense of any shareholder of the Fund held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. In the view of Alliance, such risk is not material.

Registrar, Transfer Agent and Dividend Disbursing Agent
-------------------------------------------------------

         AGIS, an indirect wholly-owned subsidiary of Alliance, located at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend disbursing agent for a fee based upon the number of shareholder accounts maintained for the Fund. The transfer agency fee for the Class B shares will be higher than the transfer agency fee for the Class A, Class C, Class D or Advisor shares.

Custodian
---------

         State Street Bank and Trust Company, 225 Franklin
Street, Boston, Massachusetts 02110, acts as custodian for the securities and cash of the Fund but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

         ABIRM, 1345 Avenue of the Americas, New York, New York 10105, an indirect wholly-owned subsidiary of Alliance, serves as the Fund's principal underwriter, and as such may solicit orders from the public to purchase shares of the Fund. ABIRM is not obligated to sell any specific amount of shares and will purchase shares for resale only against orders for shares. Under the Agreement between the Fund and ABIRM, the Fund has agreed to indemnify the distributors, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act, as amended.

Independent Auditors
--------------------

         The Fund's independent auditors are
PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New
York, New York 10036.

Counsel
-------

         Legal matters in connection with the issuance of the shares offered hereby have been passed upon by Seward & Kissel
LLP, One Battery Park Plaza, New York, New York 10004, counsel for the Fund and the Adviser.

Additional Information
----------------------

         Any shareholder inquiries may be directed to the shareholder's broker or AGIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Trust with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the Commission's offices in Washington, D.C.

-----------------------------------------------------------------

                FINANCIAL STATEMENTS AND REPORT OF
                       INDEPENDENT AUDITORS

-----------------------------------------------------------------

         The financial statements of the Fund for the period ended September 30, 2003 and the report of PricewaterhouseCoopers LLP of AllianceBernstein Exchange Reserves are incorporated herein by reference to its annual report. The annual report was filed on Form N-CSR with the SEC on December 1, 2003. The annual report is available without charge upon request by calling AGIS at (800) 221-5672.

-----------------------------------------------------------------

                           APPENDIX A:

                           BOND RATINGS

-----------------------------------------------------------------

Prime-1, Prime-2, A-1, A-2, F1, F2
         The Fund will invest only in paper maintaining a high quality rating.

         "Prime-1" is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"), and indicates superior ability for repayment of senior short-term debt obligations. "Prime-2" is the second highest, and denotes a strong, but somewhat lesser degree of assurance. Commercial paper issuers rated "Prime" have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk; margins of support for current indebtedness are large or stable with cash flow and asset protection well assured; current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available; and while protective elements may change over the intermediate or longer term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

         Commercial paper issuers rate "A" by Standard & Poor's Rating Services ("Standard & Poor's") have the following characteristics: liquidity ratios are better than industry average; long term debt is "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow are in an upward trend; and typically, the issuer is a strong company in a well-established industry with superior management. Standard & Poor's uses the numbers 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A". The numbers 1 and 2 indicate the relative degree of safety regarding timely payment with "A-1" paper being somewhat higher than "A-3".

         Commercial paper rated "F1" by Fitch Ratings is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment, with "F1+" denoting an exceptionally strong assurance. "F2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Bonds rated "AAA" and "Aaa" have the highest ratings assigned to debt obligations by Standard & Poor's and Moody's, respectively. Standard & Poor's "AAA" rating indicates an extremely strong capacity to pay principal and interest. Bonds rated "AA" by Standard & Poor's also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree. Standard & Poor's "A" rated bonds have a strong capacity to pay interest and repay principal but are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than are higher rated bonds.

         Moody's "Aaa" rating indicates the ultimate degree of protection as to principal and interest. Moody's "Aa" rated bonds, though also high-grade issues, are rated lower than "Aaa" bonds because margins of protection may not be as large, fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appeal somewhat larger. Moody's "A" rated bonds are considered upper medium grade obligations possessing many favorable investment attributes. Although factors giving security to principal and interest are considered adequate, elements may exist which suggest that the bonds may be susceptible to impairment sometime in the future.

----------------------------------------------------------------

                           APPENDIX B:

                       COMMISSION SCHEDULE

----------------------------------------------------------------

                                      AllianceBernstein Equity and Fixed-Income Funds
                                                                                              Annual Trail(1)
Share Class                 Purchase Amount                 Charges       Concessions        (paid quarterly)
-----------                 ---------------                 -------       -----------        ----------------
Class A Shares              $0 to $99,999(2)                  4.25%           4.00%                 0.25%

                            $100,000 to $249,999              3.25%           3.00%                 0.25%

                            $250,000 to $499,999              2.25%           2.00%                 0.25%

                            $500,000 to $999,999              1.75%           1.50%                 0.25%

                            $1,000,000 or more(3)             0.00%          tiered(4)              0.25%

Class B Shares, Equity
Funds, AllianceBernstein
Global Strategic Income
Trust and
AllianceBernstein
High Yield Fund             $0 to $250,000(2, 5)                0.00%           4.00%                 0.25%

Class B Shares,
Fixed-Income Funds          $0 to $250,000(2, 5)                0.00%           3.00%                 0.25%

Class C Shares              $0 to $1,000,000(2)                 0.00%           1.00%                 1.00%

Class R Shares                           Any(6)                 0.00%           0.00%                 0.50%

                                            AllianceBernstein Exchange Reserves
                                                                                                Annual Trail(7)
        Share Class                Purchase Amount           Charges       Concessions        (paid quarterly)
        -----------                ---------------           -------       -----------        ----------------
       Class A Shares                    Any                   None            None                 0.25%

       Class B Shares               $0 to $250,000             None           4.00%                 0.00%

       Class C Shares               $0 to $1,000,000           None           1.00%                 0.25%

                                                   CDSC Schedule
                                                   -------------

                                              Class B Shares5                              Class C Shares
                                              ---------------                              --------------

                                    Equity(8) &                                     Equity, Exchange Reserves &
       Years Owned              Exchange Reserves           Fixed-Income (7, 8)             Fixed-Income
       -----------              -----------------           ------------                    ------------
          Year 1                      4.00%                      3.00%                         1.00%
          Year 2                      3.00%                      2.00%                         0.00%
          Year 3                      2.00%                      1.00%                         0.00%
          Year 4                      1.00%                      0.00%                         0.00%
          Year 5                      0.00%                      0.00%                         0.00%

-----------------------

1 For purchases under $1 million, the .25% trail is effective immediately, payable quarterly. For purchases of $1 million or more on Class A shares, a 1% CDSC will apply for the first year. The .25% annual trail, payable quarterly, will begin in the 13th month. Class C shares 1% annual trail begins in the 13th month. Class R shares .50% trail is effective immediately.


2 The minimum initial investment amount is $1,000 and the minimum subsequent investment amount is $50.


3 Class A shares that are received in exchange for AllianceBernstein Fund Class A shares that were not subject to an initial sales charge when originally purchased because the amount purchase was $1,000,000 or more are also subject to a 1% deferred sales charge on redemptions within one year of purchase.


4 Concessions for purchases of $1 million or more: 1.00% on amounts over $1,000,000 but less than $3,000,000 plus .75% on amounts over $3,000,000 but less than $5,000,000 plus .50% on amounts over $5,000,000.


5 Class B Shares for fixed-income funds, except AllianceBernstein Global Strategic Income Trust and AllianceBernstein High Yield Fund, convert to Class A shares after 6 years. Class B Shares for equity funds and AllianceBernstein Global Strategic Income Trust, AllianceBernstein High Yield Fund and AllianceBernstein Exchange Reserves convert to Class A shares after 8 years.


6 Class R shares are available only to group retirement plans with plan level assets of at least $1 million but no more than $10 million.


7 For Class A and B shares of AllianceBernstein Exchange Reserves, the .25% trail is effective immediately. For Class C shares the, .25% trail begins in the 13th month. All trail payments on Class B shares of AllianceBernstein Exchange Reserves, normally .25%, have been indefinitely suspended. In addition, trail payments to accounts that have been identified as engaging in a market timing strategy have also been indefinitely suspended.


8 For AllianceBernstein Global Strategic Income Trust and
AllianceBernstein High Yield Fund, the Equity fund CDSC applies.



00250.0163 #449058v4

                              PART C
                        OTHER INFORMATION

ITEM 23.  Exhibits

          (a) (1) Agreement and Declaration of Trust of the Registrant - Incorporated by reference to
                    Exhibit 1 to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294)
                    filed with the Securities and Exchange
                    Commission on January 30, 1998.

               (2) Certificate of Amendment of the Agreement and Declaration of Trust dated November 8, 1995 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 3 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 26, 1996.

               (3) Certificate of Amendment of the Agreement and Declaration of Trust dated September 30, 1996
                    - Incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 6 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on February 3, 1997.

               (4) Certificate of Amendment of the Agreement and Declaration of Trust dated February 24, 2003
                    - Incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 14 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on March 7, 2003.


               (5) Certificate of Amendment of the Agreement and Declaration of Trust dated March 19, 2003 -
                    Filed herewith.

          (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294)
               filed with the Securities and Exchange Commission on January 30, 1998.

          (c)  Not applicable.

          (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294)
               filed with the Securities and Exchange Commission on January 30, 1998.

          (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 30, 1998.

               (2) Amendment to Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. dated June 4, 1996 - Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 6 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on February 3, 1997.

               (3) Form of Selected Dealer Agreement between AllianceBernstein Investment Research and Management, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(3) to Post-Effective Amendment No. 13 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 30, 2003.

               (4) Form of Selected Agent Agreement between AllianceBernstein Investment Research and Management, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit (e)(4) to Post-Effective Amendment No. 13 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 30, 2003.

          (f)  Not applicable.

          (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 30, 1998.

          (h) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 30, 1998.

          (i) Opinion and Consent of Seward & Kissel LLP - Filed herewith.

          (j)  Consent of Independent Auditors - Filed herewith.

          (k)  Not applicable.

          (l) Investment representation letter of Alliance Capital Management L.P. - Incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 8 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on January 30, 1998.

          (m)  Rule 12b-1 Plan - See Exhibit e(1) hereto.

          (n) Rule 18f-3 Plan - Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 17 of the Registrant's Registration Statement on Form N-1A (File Nos. 33-74230 and 811-08294) filed with the Securities and Exchange Commission on May 6,
               2003.

          (o)  Reserved.

          (p)  Not applicable. (Money Market Fund)

               Other Exhibits: Powers of Attorney for: Marc O.
               Mayer, Ruth Block, David H. Dievler, John H.
               Dobkin, William H. Foulk, Jr., Clifford L. Michel,
               Donald J. Robinson - Filed herewith.

ITEM 24.  Persons Controlled by or Under Common Control with
          Registrant.

          None.

ITEM 25.  Indemnification.

               It is the Registrant's policy to indemnify its trustees and officers, employees and other agents as set forth in Article VIII and Article III of Registrant's Agreement and Declaration of Trust, filed as Exhibit (a) in response to Item 23 and Section 10 of the proposed Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's trustees and officers is dealt with in Article VIII of Registrant's Agreement and Declaration of Trust, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the proposed Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

               Article VIII of Registrant's Agreement and
          Declaration of Trust reads as follows:

               "Section 8.1. Trustees, Shareholders, etc. Not Personally Liable; Notice. The Trustees and officers of the Trust, in incurring any debts, liabilities or obligations, or in limiting or omitting any other actions for or in connection with the Trust, are or shall be deemed to be acting as Trustees or officers of the Trust and not in their own capacities. No Shareholder shall be subject to any personal liability whatsoever in tort, contract or otherwise to any other Person or Persons in connection with the assets or the affairs of the Trust or of any Portfolio, and subject to Section 8.4 hereof, no Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever in tort, contract, or otherwise, to any other Person or Persons in connection with the assets or affairs of the Trust or of any Portfolio, save only that arising from his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or the discharge of his functions. The Trust (or if the matter relates only to a particular Portfolio, that Portfolio) shall be solely liable for any and all debts, claims, demands, judgments, decrees, liabilities or obligations of any and every kind, against or with respect to the Trust or such Portfolio in tort, contract or otherwise in connection with the assets or the affairs of the Trust or such Portfolio, and all Persons dealing with the Trust or any Portfolio shall be deemed to have agreed that resort shall be had solely to the Trust Property of the Trust or the Portfolio Assets of such Portfolio, as the case may be, for the payment or performance thereof.

               The Trustees shall use their best efforts to ensure that every note, bond, contract, instrument, certificate of undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts and shall recite to the effect that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer, and not individually, and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, or the particular Portfolio in question, as the case may be, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually, or to subject the Portfolio Assets of any Portfolio to the obligations of any other Portfolio.

               SECTION 8.2. Trustees' Good Faith Action; Expert Advice; No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. Subject to Section
          8.4 hereof, a Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, Investment Adviser, Administrator, Distributor or Principal Underwriter, Custodian or Transfer Agent, Dividend Disbursing Agent, Shareholder Servicing Agent or Accounting Agent of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust and their duties as Trustees, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and
          (iii) in discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent public accountant, and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of a Contracting Party appointed by the Trustees pursuant to
          Section 5.2 hereof. The trustees as such shall not be required to give any bond or surety or any other security for the performance of their duties.

               SECTION 8.3. Indemnification of Shareholders. If any Shareholder (or former Shareholder) of the Trust shall be charged or held to be personally liable for any obligation or liability of the Trust solely by reason of being or having been a Shareholder and not because of such Shareholder's acts or omissions or for some other reason, the Trust (upon proper and timely request by the Shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the Shareholder or former Shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the Portfolio of which such Shareholder or former Shareholder is or was the holder of Shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

               SECTION 8.4. Indemnification of Trustees,
          Officers, etc. Subject to the limitations set forth hereinafter in this Section 8.4, the Trust shall indemnify (from the assets of the Portfolio or Portfolios to which the conduct in question relates) each of its Trustees and officers (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise [hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person"]) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (either and both of the conduct described in clauses (i) and (ii) of this sentence being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or
          (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Portfolio or Portfolios to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided, that the Covered Person shall have undertaken to repay the amounts so paid to such Portfolio or Portfolios if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               SECTION 8.5. Compromise Payment. As to any matter disposed of by a compromise payment by any such Covered Person referred to in Section 8.4 hereof, pursuant to a consent decree or otherwise, no such indemnification either for said payment or for any other expenses shall be provided unless such indemnification shall be approved (i) by a majority of a quorum of the disinterested Trustees or (ii) by an independent legal counsel in a written opinion. Approval by the Trustees pursuant to clause (i) or by independent legal counsel pursuant to clause (ii) shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with either of such clauses as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

               SECTION 8.6. Indemnification Not Exclusive, etc. The right of indemnification provided by this Article 8 shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article 8, a "disinterested" Person is one against whom none of the actions, suits or other proceedings in question, and no other action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article 8 shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other Persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such Person.

               SECTION 8.7. Liability of Third Persons Dealing with Trustees. No person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order."

               Article III, Section 3.1 of Registrant's Agreement and Declaration of Trust reads, in pertinent part, as follows:

               "Without limiting the foregoing and to the extent not inconsistent with the Act or other applicable law, the Trustees shall have power and authority:

               (s) Indemnification. In addition to the mandatory indemnification provided for in Article 8 hereof and to the extent permitted by law, to indemnify or enter into agreements with respect to indemnification with any Person with whom this Trust has dealings, including, without limitation, any independent contractor, to such extent as the Trustees shall determine."

               The Advisory Agreement to be between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investment Research and Management, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investment Research and Management, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investment Research and Management, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

               The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the proposed Advisory Agreement between Registrant and Alliance Capital Management L.P. and the proposed Distribution Services Agreement between Registrant and AllianceBernstein Investment Research and Management, Inc. which are filed herewith as Exhibits (a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

               Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its trustees, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested non-party trustees"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its trustees, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party trustees of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

               The Registrant participates in a joint
          trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Investment Adviser.

               The descriptions of Alliance Capital Management L.P. under the caption "The Adviser" in the Prospectus and "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27.  Principal Underwriters.

               (a) AllianceBernstein Investment Research and Management, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. AllianceBernstein Investment Research and Management, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

          AllianceBernstein All-Asia Investment Fund, Inc. AllianceBernstein Americas Government Income Trust, Inc. AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Capital Reserves
          AllianceBernstein Disciplined Growth Fund, Inc. AllianceBernstein Disciplined Value Fund, Inc. AllianceBernstein Dynamic Growth Fund, Inc.
          AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
          AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Small Cap Fund, Inc.
          AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Government Reserves
          AllianceBernstein Greater China '97 Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein Health Care Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Institutional Reserves, Inc. AllianceBernstein Intermediate California Municipal Portfolio* AllianceBernstein Intermediate Diversified Municipal Portfolio* AllianceBernstein Intermediate New York Municipal Portfolio* AllianceBernstein International Portfolio*
          AllianceBernstein International Premier Growth Fund, Inc. AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Multi-Market Strategy Trust, Inc. AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Municipal Trust
          AllianceBernstein New Europe Fund, Inc.
          AllianceBernstein Premier Growth Fund, Inc.
          AllianceBernstein Real Estate Investment Fund, Inc. AllianceBernstein Select Investor Series, Inc. AllianceBernstein Short Duration Portfolio*
          AllianceBernstein Tax-Managed International Portfolio* AllianceBernstein Small Cap Growth Fund, Inc.
          AllianceBernstein Technology Fund, Inc.
          AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc. AllianceBernstein Worldwide Privatization Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Portfolios

          *    This is a retail Portfolio of Sanford C. Bernstein
               Fund, Inc. which consists of Classes A, B, and C
               Shares.


          (b) The following are the Directors and Officers of AllianceBernstein Investment Research and
               Management, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                                            POSITIONS
                                                            AND
                              POSITIONS AND                 OFFICES
                              OFFICES WITH                  WITH
NAME                          UNDERWRITER                   REGISTRANT
----                          -----------                   ----------

Marc O. Mayer                 Chairman

David Conine                  Executive Vice President

Richard A. Davies             Executive Vice President
                              and Managing Director

Kurt H. Schoknecht            Executive Vice President

Audie G. Apple                Senior Vice President

Colin G. Aymond               Senior Vice President

Benji A. Baer                 Senior Vice President

Matthew F. Beaudry            Senior Vice President

Amy I. Belew                  Senior Vice President

John R. Bonczek               Senior Vice President

William W. Collins, Jr.       Senior Vice President

Mark J. Dunbar                Senior Vice President

John C. Endahl                Senior Vice President

Andrew L. Gangolf             Senior Vice President         Assistant
                              and Assistant General         Secretary
                              Counsel

Bradley F. Hanson             Senior Vice President

Geoffrey L. Hyde              Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President

George H. Keith               Senior Vice President

Richard D. Keppler            Senior Vice President

Richard E. Khaleel            Senior Vice President

Henry Michael Lesmeister      Senior Vice President

Susan L. Matteson-King        Senior Vice President

Daniel D. McGinley            Senior Vice President

Patrick J. Mullen             Senior Vice President

Joanna D. Murray              Senior Vice President

Daniel A. Notto               Senior Vice President

Jeffrey A. Nye                Senior Vice President

Peter J. O'Brien              Senior Vice President

John J. O'Connor              Senior Vice President

Catherine N. Peterson         Senior Vice President

John P. Schmidt               Senior Vice President

Stephen C. Scanlon            Senior Vice President

Raymond S. Sclafani           Senior Vice President

Gregory K. Shannahan          Senior Vice President

Scott C. Sipple               Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

David R. Turnbough            Senior Vice President

Craig E. Welch                Senior Vice President

Richard A. Winge              Senior Vice President

Emilie D. Wrapp               Senior Vice President
                              and Assistant General
                              Counsel

Keith A. Yoho                 Senior Vice President

Patrick E. Ryan               Vice President and Chief
                              Financial Officer

Ricardo Arreola               Vice President

Margaret M. Bagley            Vice President

Peter J. Barber               Vice President

Kenneth F. Barkoff            Vice President

Charles M. Barrett            Vice President

Troy E. Barton                Vice President

Laura J. Beedy                Vice President

Gregory P. Best               Vice President

John C. Bianchi               Vice President

Daniel U. Brakewood           Vice President

Robert F. Brendli             Vice President

Alan T. Brum                  Vice President

Kevin T. Cannon               Vice President

John M. Capeci                Vice President

John P. Chase                 Vice President

Leo H. Cook                   Vice President

Jean A. Coomber               Vice President

Russell R. Corby              Vice President

Dwight P. Cornell             Vice President

Michael R. Crimmins           Vice President

John W. Cronin                Vice President

Robert J. Cruz                Vice President

Daniel J. Deckman             Vice President

Sherry V. Delaney             Vice President

Jennifer M. DeLong            Vice President

Faith C. Deutsch              Vice President

Janet B. DiBrita              Vice President

Richard P. Dyson              Vice President

Adam E. Engelhardt            Vice President

Sohaila S. Farsheed           Vice President

John J. Fennessey             Vice President

Mark D. Gersten               Vice President                Treasurer
                                                            and Chief
                                                            Financial
                                                            Officer

Thomas R. Graffeo             Vice President

Marci Green                   Vice President

Alan Halfenger                Vice President

Michael S. Hart               Vice President

Jean-Francois Y. Hautemalle   Vice President

George R. Hrabovsky           Vice President

Dinah J. Huntoon              Vice President

Scott Hutton                  Vice President

Anthony D. Ialeggio           Vice President

Theresa Iosca                 Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Michele C. Eschert Johnson    Vice President

Danielle M. Klaskow           Vice President

Victor Kopelakis              Vice President

Richard D. Kozlowski          Vice President

Daniel W. Krause              Vice President

Robert I. Kurzweil            Vice President

Donna M. Lamback              Vice President

Joseph R. Laspina             Vice President

Laurel E. Lindner             Vice President

Armando C. Llanes             Vice President

James M. Liptrot              Vice President

James P. Luisi                Vice President

Kathryn Austin Masters        Vice President

Michael V. Miller             Vice President

Thomas F. Monnerat            Vice President

Doris T. Ciliberti Muller     Vice President

John F. Multhauf              Vice President

Michael F. Nash, Jr.          Vice President

Jamie A. Nieradka             Vice President

David L. Nitz                 Vice President

Nicole Nolan-Koester          Vice President

Timothy J. O'Connell          Vice President

Richard J. Olszewski          Vice President

Albert Orokos                 Vice President

David D. Paich                Vice President

Todd P. Patton                Vice President

Jeffrey R. Petersen           Vice President

Mark A. Pletts                Vice President

James J. Posch                Vice President

Carol H. Rappa                Vice President

Arlene L. Reddington          Vice President

Carol H. Rappa                Vice President

Bruce W. Reitz                Vice President

James A. Rie                  Vice President

Miguel A. Rozensztroch        Vice President

Karen C. Satterberg           Vice President

Matthew J. Scarlata           Vice President

Eileen B. Sebold              Vice President

Stephanie Seminara            Vice President

Richard J. Sidell             Vice President

Teris A. Sinclair             Vice President

Karen Sirett                  Vice President

Rayandra E. Slonina           Vice President

Bryant B. Smith               Vice President

Jeffrey C. Smith              Vice President

Eileen Stauber                Vice President

Elizabeth K. Tramo            Vice President

Benjamin H. Travers           Vice President

Keith T. Truex                Vice President

Marie R. Vogel                Vice President

Wayne W. Wagner               Vice President

William K. Weese              Vice President

Mark E. Westmoreland          Vice President

Paul C. Wharf                 Vice President

Scott Whitehouse              Vice President

Peter H. Whitlock             Vice President

Matthew Witschel              Vice President

Richard J. Appaluccio         Assistant Vice
                              President

Omar J. Aridi                 Assistant Vice
                              President

Joseph D. Asselta             Assistant Vice
                              President

Andrew Berger                 Assistant Vice
                              President

Gian D. Bernardi              Assistant Vice
                              President

Susan Bieber                  Assistant Vice
                              President

Heath A. Black                Assistant Vice
                              President

Michael J. Bodnar             Assistant Vice
                              President

Mark S. Burns                 Assistant Vice
                              President

Maria L. Carreras             Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Jorge Ciprian                 Assistant Vice
                              President

Jeffrey T. Coghan             Assistant Vice
                              President

Kenneth J. Connors            Assistant Vice
                              President

Michael C. Conrath            Assistant Vice
                              President

Shawn Conroy                  Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Bernard J. Eng                Assistant Vice
                              President

Michael J. Eustic             Assistant Vice
                              President

Efrain Fernandez              Assistant Vice
                              President

Anthony P. Fiore              Assistant Vice
                              President

Michael F. Greco              Assistant Vice
                              President

Kelly P. Guter                Assistant Vice
                              President

Arthur F. Hoyt, Jr.           Assistant Vice
                              President

David A. Hunt                 Assistant Vice
                              President

Elizabeth E. Keefe            Assistant Vice
                              President

Edward W. Kelly               Assistant Vice
                              President

Thomas J. Khoury              Assistant Vice
                              President

Charles Kim                   Assistant Vice
                              President

Jung M. Kim                   Assistant Vice
                              President

Jeffrey M. Kusterer           Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice
                              President

Gary M. Lang                  Assistant Vice
                              President

Christopher J. Larkin         Assistant Vice
                              President

Evamarie C. Lombardo          Assistant Vice
                              President

Andrew J. Magnus              Assistant Vice
                              President

Daniel K. McGouran            Assistant Vice
                              President

Steven M. Miller              Assistant Vice
                              President

Christina A. Morse            Assistant Vice
                              President and Counsel

Jeffrey D. Mosco              Assistant Vice
                              President

Troy E. Mosconi               Assistant Vice
                              President

Alex E. Pady                  Assistant Vice
                              President

Wandra M. Perry-Hartsfield    Assistant Vice
                              President

Irfan A. Raja                 Assistant Vice
                              President

Rizwan A. Raja                Assistant Vice
                              President

David J. Riley                Assistant Vice
                              President

Christopher P. Rodney         Assistant Vice
                              President

Peter V. Romeo                Assistant Vice
                              President

Jessica M. Rozman             Assistant Vice
                              President

John Scialabba                Assistant Vice
                              President

Orlando Soler                 Assistant Vice
                              President

Nancy D. Testa                Assistant Vice
                              President

Richard L. Tocyloski          Assistant Vice
                              President

Kari-Anna Towle               Assistant Vice
                              President

Elisa M. Vasquez              Assistant Vice
                              President

Nina C. Wilkinson             Assistant Vice
                              President

Eric J. Wright                Assistant Vice
                              President

Maureen E. Yurcisin           Assistant Vice
                              President

Thomas M. Zottner             Assistant Vice
                              President

Mark R. Manley                Assistant Secretary

                    (c)  Not applicable.

ITEM 28.            Location of Accounts and Records.

                    The majority of the accounts, books and other documents required to be maintained by
                    Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Global Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.            Management Services.

                    Not applicable.

ITEM 30.            Undertakings.

                    Not applicable.

                            SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of January, 2004.


                            ALLIANCEBERNSTEIN EXCHANGE RESERVES

                                By: /s/ Marc O. Mayer
                                    -----------------
                                        Marc O. Mayer
                                        President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                           Title                 Date
---------                           -----                 ----

1)     Principal
       Executive Officer:

       /s/ Marc O. Mayer            President             January 29, 2004
       -----------------
           Marc O. Mayer


2)     Principal Financial
       and Accounting Officer:

       /s/ Mark D. Gersten          Treasurer and         January 29, 2004
       -------------------          Chief Financial
           Mark D. Gersten          Officer

3)     All of the Trustees:

       Marc O. Mayer                William H. Foulk, Jr.
       Ruth H. Block                Clifford L. Michel
       David H. Dievler             Donald J. Robinson
       John H. Dobkin


By:    /s/ Emilie D. Wrapp                                January 29, 2004
       ---------------------
           Emilie D. Wrapp
           *(Attorney-in-fact)

                        Index to Exhibits
                        -----------------

Exhibit No.             Description of Exhibits
-----------             -----------------------

(a)(5)                  Certificate of
                        Amendment of the
                        Agreement and
                        Declaration of Trust

(i)                     Opinion and Consent of
                        Seward & Kissel LLP

(j)                     Consent of Independent
                        Auditors


Other exhibits:         Powers of Attorney



000250.0163 #455608